UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 19, 2015

NEW YORK SUB COMPANY
(Exact name of registrant as specified in its charter)

Nevada	000-54552	98-0671108
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

580 Cranes Way, Unit 256, Altamonte Springs, Florida	32701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (315) 777-1515

6365 NW 6th Way, Suite 160, Ft. Lauderdale, Florida 33309
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the factors described in the section captioned “Risk Factors” below. In some cases, you can identify forward-looking statements by terms such as “anticipates”, “believes”, “could”, “estimates”, “expects”, “intends”, “may”, “plans”, “potential”, “predicts”, “projects”, “should”, “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements include, among other things, statements relating to:

•	our anticipated growth strategies and our ability to manage the expansion of our business operations effectively;

•	our ability to keep up with rapidly changing market trends and evolving competitive landscape;

•	our ability to source our needs for skilled employees;

•	the loss of key members of our senior management; and

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report. You should read this report and the documents that we reference and filed as exhibits to this report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

As used in this current report, the terms “our company”, “we”, “us” and “our” refer to New York Sub Company (formerly Easy Organic Cookery, Inc.), a Florida corporation, and our wholly owned subsidiary, Focus Franchising, Inc., a Florida corporation.

ITEM 2.01                      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
ITEM 3.02                      UNREGISTERED SALES OF EQUITY SECURITIES

Reverse Acquisition

On April 10, 2015 we entered into a Share Exchange Agreement among Focus Franchising, Inc. (“Focus Franchising”) and its sole shareholder pursuant to which we agreed, subject to satisfaction of certain closing conditions, to acquire 100% of the issued and outstanding securities of Focus Franchising by issuing to its sole shareholder 15,000,000 common shares in the capital stock of our company.  Focus Franchising is a Florida corporation and the franchisor of full-service sandwich shops that offer submarine sandwiches, chili, soups, salads, beverages and other food products and services. We first announced the Share Exchange Agreement in our current report on Form 8-K filed on April 10, 2015.

On May 19, 2015 we closed the transaction pursuant to the Share Exchange Agreement by issuing 15,000,000 restricted common shares of our Company to the shareholder of Focus Franchising in reliance on the exemptions from registration set out Rule 506 under Regulation D and/or Section 4(2) of the Securities Act of 1933.We concurrently cancelled 210,000,000 of our previously issued and outstanding shares.  The 15,000,000 common shares constitute approximately 58% of our issued and outstanding securities as at May 19, 2015.  As a result of the closing, Focus Franchising has become our wholly owned subsidiary.

ITEM 5.01                      CHANGES IN CONTROL OF REGISTRANT

On May 19, 2015, as a result of the cancellation of 210,000,000 of our common shares and issuance of 15,000,000 common shares pursuant to the share exchange agreement and share cancellation described in above Item 2.01, Focus Acquisitions, LLC acquired voting and dispositive control over approximately 58% (15,000,000 common shares) of our issued and outstanding voting securities.  Allan Richman exercises shared voting and dispositive control over securities held by Focus Acquisitions, LLC.  Please refer to the section of this current report entitled “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” for additional information regarding the ownership of our common shares as at the date of this report.  There are no arrangements or understandings among any of our shareholders known to our company with respect to the election of directors and other matters. We do not currently have any other arrangements which if consummated may result in a change of control of our company.

ITEM 5.06                      CHANGE IN SHELL COMPANY STATUS

As a result of the consummation of the Share Exchange described in Item 2.01 of this Current Report on Form 8-K, we believe that we are no longer a “shell company”, as that term is defined in Rule 405 under the Securities Act and Rule 12b-2 under the Exchange Act.

FORM 10 DISCLOSURE

As disclosed elsewhere in this report, on May 19, 2015, we acquired Focus Franchising as our wholly owned subsidiary pursuant to a Share Exchange Agreement among our company, Focus Franchising, and its sole shareholder.  In completing the acquisition, we assumed the business and operations of Focus Franchising.  Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as we were immediately before the reverse acquisition transaction disclosed under Item 2.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10.

Accordingly, we are providing below the information that would be included in a Form 10 if we were to file a Form 10. Please note that, except where the context otherwise requires, the information provided in this report relates to the combined enterprises after the acquisition of Focus Franchising.   Information relating to periods prior to the date of the reverse acquisition only relate to New York Sub Company (formerly Easy Organic Cookery, Inc.), unless otherwise specifically indicated.

DESCRIPTION OF BUSINESS

Our Corporate History and Background

Our company was incorporated in the State of Nevada as a for-profit company on July 6, 2010 under the name Easy Organic Cookery, Inc. and established a fiscal year end of July 31.  Our initial business plan was to develop a website to provide cooking and nutrition resources and related services.  We were unable to execute our initial business plan due to unfavorable economic conditions and to our inability to raise significant capital through equity financing.  As a result our management has since engaged in the evaluation of alternative strategies to preserve the investment of our shareholders in our common shares and to ensure our continuation as a going concern. These strategies have included sourcing additional forms of financing, and seeking opportunities for the development of our business through acquisition, joint venture, or business combination, among others.

On September 21, 2012, our founding officer and director, Toshiko Iwamoto Kato,  resigned as our  President,  Chief Executive Officer,  Treasurer,  Chief Financial Officer, Secretary and sole Director. Anthony Gallo was concurrently appointed as our President and Chief Executive Officer, Treasurer,  Chief  Financial  Officer, Secretary and sole Director.

Effective July 15, 2014, Anthony Gallo resigned as president, chief executive officer, chief financial officer, treasurer, secretary and director of our company.  Daniel R. Patterson was concurrently appointed as president, chief executive officer, chief financial officer, treasurer, secretary and director of our company.

On November 10, 2014, our board of directors approved an agreement and plan of merger to merge with our wholly-owned subsidiary New York Sub Company, a Nevada corporation, to effect a name change from Easy Organic Cookery, Inc. to New York Sub Company. New York Sub Company was formed solely for the change of name.

Articles of Merger to effect the merger and change of name were filed with the Nevada Secretary of State on November 26, 2014, with an effective date of December 3, 2014.

Also on November 10, 2014, our board of directors approved a forward stock split of our authorized and issued and outstanding shares of common stock on a one (1) old for 20 new basis, such that our authorized capital increased from 75,000,000 shares of common stock to 1,500,000,000 shares of common stock and, correspondingly, our then issued and outstanding increased from 11,083,000 shares of common stock to 221,660,000 shares of common stock, all with a par value of $0.001.

A Certificate of Change for the forward stock split was filed with the Nevada Secretary of State on November 26, 2014, with an effective date of December 3, 2014.

These amendments were reviewed by the Financial Industry Regulatory Authority (“FINRA”) and were approved for filing with an effective date of December 3, 2014.  The forward split and name change became effective with the Over-the-Counter Bulletin Board at the opening of trading on December 3, 2014. Our trading symbol was changed to “NSUB”. Our CUSIP number is 650057 102.

On April 10, 2015 we entered into a Share Exchange Agreement among Focus Franchising, Inc. (“Focus Franchising”) and its sole shareholder pursuant to which, on May 19, 2015, we acquired 100% of the issued and outstanding securities of Focus Franchising by issuing to its sole shareholder 15,000,000 common shares in the capital stock of our company.  Focus Franchising is a Florida corporation and the franchisor of full-service sandwich shops that offer submarine sandwiches, chili, soups, salads, beverages and other food products and services.

Upon closing of the transaction, Focus Franchising became our wholly owned subsidiary and we adopted its business and operations.

About Focus Franchising, Inc.

Focus Franchising, Inc. was incorporated in the State of Florida on March 21, 2013.  We do business under the name “Jreck Subs" and “Jreck Subs Shops". Our principal business address is 531 Washington Street, Suite 4124, Watertown, New York 13601. We are a franchisor of fast and casual restaurants that operate under the “Jreck Subs” name.   Jreck Subs Shops offer high quality and reasonably priced, hot and cold sandwiches, homemade quality soups and innovative hot and cold side orders in forty-three locations across New York State.  We compete with other submarine sandwich shops, delicatessen-style restaurants, bakeries, fast food restaurants, convenience stores, full service restaurants and grocery and specialty stores that offer sandwiches and similar items.

History of Jreck Subs Shops and the Jreck Subs System.

Upon its incorporation, Focus Franchising acquired all of the rights, title and interest of the Jreck Subs’ brand, intellectual property, franchise agreements, trade dress and trade secrets.  Collectively, these assets constitute a proprietary system, known as the “Jreck Subs System”, for developing, opening and operating businesses specializing in the offer and sale of submarine sandwiches and a variety of food products and related services.   The Jreck Subs System is the result of extensive expertise, research, development, and refinement, which began in 1974.  The founders of the original business started preparing submarine style sandwiches and incorporated Jreck Subs, Inc., our predecessor company, in 1974.

The Jreck Subs System includes (without limitation) systems and techniques for the operation of a retail food service business; food and beverage preparation, service and storage; procedures; recipes and ingredients; menus; portion sizes; methods and techniques for offering and selling food and beverage products; special techniques for packaging, display, merchandising and marketing of food and non-food products; operating procedures for sanitation and maintenance; distinctive exterior and interior design, decor, color scheme and furnishings; marketing methods; market research; management assistance; operations and administrative systems; promotional programs; advertising; training programs; business and reporting forms; bookkeeping and accounting materials and techniques; management and control systems; office procedures; staffing procedures; standards of interior and exterior design and decor; integrated use of computer software and hardware; equipment specifications; and, in general, a style, system and technique of business operation and procedure developed through our business experience.

We continue to expend time, skill and money to investigate new or substitute procedures, systems, services, products, programs and activities and, if we consider it desirable, to develop and integrate them into the Jreck Subs System.

Emerging Growth Company

We are an Emerging Growth Company as defined in the Jumpstart Our Business Startups (JOBS) Act.

 We shall continue to be deemed an emerging growth company until the earliest of

(A) the last day of the fiscal year of the issuer during which it had total annual gross revenues of $1,000,000,000 (as such amount is indexed for inflation every 5 years by the Commission to reflect the change in the Consumer Price Index for All Urban Consumers published by the Bureau of Labor Statistics, setting the threshold to the nearest 1,000,000) or more;

(B) the last day of the fiscal year of the issuer following the fifth anniversary of the date of the first sale of common equity securities of the issuer pursuant to an effective registration statement under this title;

(C) the date on which such issuer has, during the previous 3-year period, issued more than $1,000,000,000 in non-convertible debt; or

(D) the date on which such issuer is deemed to be a ‘large accelerated filer’, as defined in section 240.12b-2 of title 17, Code of Federal Regulations, or any successor thereto.’.

As an emerging growth company we are exempt from Section 404(b) of Sarbanes Oxley. Section 404(a) requires Issuers to publish information in their annual reports concerning the scope and adequacy of the internal control structure and procedures for financial reporting. This statement shall also assess the effectiveness of such internal controls and procedures.

Section 404(b) requires that the registered accounting firm shall, in the same report, attest to and report on the assessment on the effectiveness of the internal control structure and procedures for financial reporting.

As an emerging growth company we are exempt from Section 14A and B of the Securities Exchange Act of 1934 which require the shareholder approval of executive compensation and golden parachutes.

We have elected not to opt out of the extended transition period for complying with any new or revised accounting standards pursuant to Section 107(b) of the JOBS Act.

Business Subsequent to the Closing of the Share Exchange Agreement

Jreck Subs

Subsequent to our acquisition of Focus Franchising, we have adopted the business and operations of Focus Franchising.  We grant franchises for submarine sandwich shops that operate under the “Jreck Subs” name.  Jreck Subs Shops are full-service submarine sandwich shops that offer and serve submarine sandwiches, chili, soups, salads, beverages and other food products and services.

The Jreck Subs System

Our franchising methodology, known as the Jreck Subs System, emphasizes quality foods, moderate prices and a system that is easy to operate.  We allow individuals to become a single unit franchisee, a multi-unit franchisee or an area developer, who purchases the rights to develop geographic areas know as a granted territory.  Jreck Subs restaurants are designed to run efficiently with a relatively small crew during meal rush periods. Our compact space plan and equipment package keeps franchise operating comparatively costs low. Volume purchasing with the other Jreck Subs allows us to keep food costs low as well.

We believe the Jreck Subs name has a strong brand recognition in the markets we serve, where it is synonymous with our core value statements of quality food at a great price in a friendly, comfortable atmosphere.Revenue Model

Operational Model and Revenue Structure

We derive revenues from franchising fees, royalty and services fees, and advertising fees.

Currently, franchisees pay an Initial Franchise Fee of $30,000 for their first Jreck Subs Shop franchise, and $15,000 for their second and each additional Jreck Subs Shop franchise. Our franchisees pay a royalty and services fees equal to 6% of their net sales and an advertising fee of equal to 2% of net sales.  Fees are payable weekly in arrears.  We allocate a percentage of advertising fees to one or more regional advertising cooperatives and the remainder to our advertising. We may change this allocation periodically.

We also derive revenues from a range of goods and support services provided to our franchisees both prior to and after opening including site selection and research assistance, employee and shop manager training, annual conference or convention fees, and product supply fees, including food, food service, and advertising products purchase by us and supplied to our franchisees.

Restaurant Expansion

At both September 30, 2014 and 2013, there were 38 franchised Jreck Subs restaurants, all of which are located in New York State.  As at the date of this report there are 43 franchised Jreck Subs restaurants in New York State.

Franchise Development

Growth in franchise operations occurs through the opening of new Jreck restaurants by new and existing franchisees. We currently employ a team of 6 experienced franchise professionals, who oversee both franchise development and franchise operations.  We seek to locate our franchises in smaller cities and suburban areas where they fill a significant market niche.

We intend to significantly increase our presence in the New York State market from 43 to 114 stores over the next five years.  Our expansion efforts will be focused around the Finger Lakes, and the Southern corridor of New York including Ithaca, Cortland and Binghamton and the Rochester, New York market.

We will also seek to enter select regions outside of New York State by entering into multi-unit franchise development companies rather than seeding company owned stores.  To that end, we have targeted the states of Florida, Tennessee, Louisiana, various New England states, and Canada as desirable regions for expansion, and have Jreck Subs has established relationships with well-funded franchise operators in each of these areas.  However, as at the date of this current report, we have not entered into any definitive agreements with any such franchise operators.

Sources and Availability of Raw Materials.

Our franchisees must purchase food and food service products from distributors or suppliers approved by us, from time to time.  We may approve a single distributor or other supplier for any product and may approve a distributor or other supplier only as to certain products, including certain products which we “privately labeled” for our system. We may concentrate purchases with one or more distributors or suppliers to obtain lower prices and/or the best advertising support and/or services for any group of Jreck Subs Shops franchised or operated by us. Approval of a distributor or other supplier may be conditioned on requirements relating to frequency of delivery, standards of service, including prompt attention to complaints, or other criteria, and may be temporary, pending a further evaluation of such distributor or other supplier by us.

Franchise food costs are closely tied to market conditions.  We attempt to maintain the cost of sales percentages by refining cost controls, directing marketing activities to re-emphasize low-cost menu items, and selectively adjusting menu prices.  We monitor the cost of ingredients, seek economies through volume purchasing, and attempt to adjust prices wherever possible to maintain desired margins.

Inventory Control

We have implemented strict inventory management procedures that govern the inbound flow of products from suppliers, the outgoing flow to franchises as well as the internal movement of inventory between warehouses.

Seasonality.

Due to the current concentration of our franchises in New York State, we generally e experience lower sales revenues during the coldest months of the year (namely November, December, and January) when commercial activity decreases due to inclement weather.   We generally experience out highest sales revenues during the months of July, August and September when warm weather results in increased pedestrian activity.

Markets

Jreck Subs is a “fast-casual” restaurant.  This category of restaurant generally has higher quality food and more diverse selection than a fast food chain, but still provides relatively fast service and ordering from the register. Industry leading examples based on a fast-casual model include Panera Bread and Chipotle.

Fast casual segment is the only one in the restaurant industry to continue to grow throughout the economic downturn with growth in each year since 2007.  Typically, eating out is the first expense to be cut by consumers in recessions. Our restaurants are intended to appeals to consumers who want a quality meal for less than $10.

Fast casual restaurant sales represent the fastest growing portion of the restaurant services industry, growing at 8.4% in 2011 versus 3.5% for the top 500 restaurants in the country.

(Source: http://www.forbes.com/sites/caroltice/2012/05/26/most-restaurants-struggle-one-niche)

Competition

The restaurant business is highly competitive. We compete with submarine sandwich shops, delicatessen-style restaurants, bakeries, fast-food restaurants, convenience stores, full service restaurants and grocery and specialty stores that offer sandwiches and similar items. Our competitors include local, independent businesses, as well as regional and national chains.   We believe we compete on the basis of menu selection, price, service, location and food quality. Factors that affect our business operations include changes in consumer tastes, inflation, national, regional and local economic conditions, population, traffic patterns, changes in discretionary spending priorities, restaurant demographic trends, consumer confidence in food quality, handling and safety, weather conditions, the type, number and location of competing restaurants and other factors. There is also active competition for management personnel and attractive commercial shopping mall, city centers and other locations suitable for restaurants. Increased food, beverage, labor, occupancy and other costs could also adversely affect us.

Marketing Activities

We market our restaurants in local and regional media, including radio, print and television.  We also market franchises through industry trade shows and publications.  ……

Material Contracts

All the material assets of Focus Franchising, Inc. (including all trademarks and the rights to receive future royalties) serve as collateral for certain debt obligations of its former parent company, Focus Acquisitions, LLC.  Those debt obligations total approximately $1,100,000 and $1,100,000 at March 31, 2015 and September 30, 2014, respectively.  The debt obligations are documented by a Modified (Secured Promissory Note) dated February 7, 2014 which is due and payable on demand.

Description of Property

Our principal executive offices are located 580 Cranes Way, Unit 256, Altamonte Springs, Florida. Our telephone number is (800) 431-5654. This office is provided at no cost to us by our sole officer and director.

Focus Franchising maintains offices at 531 Washington Street, Suite 4124, Watertown, NY  13601.

Intellectual Property

Trademarks and Service Marks.  The following is a description of the principal trademarks and service marks which we will license to our franchisees:

Registration Number	Description of Mark	Principal or Supplemental	Registration Date
2,870,951	Jreck Subs and design, covering restaurant services	Principal	August 10, 2004
2,237,548	“Admiral J” (logo/character)	Principal	April 6, 1999
2,788,537	“A Meal for Your Money, Not a Snack” (slogan)	Principal	December 2, 2003

"Proprietary Marks" means our symbols, trademarks, service marks, logotypes and trade names. Our affiliate and predecessor, Jreck Subs, Inc., registered this service mark on the Principal Register of the U.S. Patent and Trademark Office on August 10, 2004 (registration number 2870951). On June 30, 2010, the rights to this service mark were assigned to our ultimate parent, Jreck Holdings, LLC. All required affidavits have been filed. Jreck Holdings, LLC has licensed us the right to use the Jreck Subs trademarks, service marks and other intellectual property and to sublicense them to our franchisees in a cross-license agreement dated as of December 6, 2010 (“The Cross-License Agreement”). The initial term of the Cross-License Agreement is twenty years. So long as we are not in default, we will have the right to enter into renewal Cross-License Agreements for additional consecutive terms of twenty years each. The Cross-License Agreement contains no specific provisions for termination, but can be terminated where permitted by New York law. The Cross-License Agreement can only be modified in a writing signed by the parties.

There are presently no effective determinations of the U.S. Patent and Trademark Office, any trademark trial and appeal board, the Trademark Administrator of any state or any court, any pending interference, opposition, or cancellation proceeding, or any pending material litigation involving any of the above referenced Proprietary Marks which is relevant to your use. There are no agreements which significantly limit our rights to use or license our Proprietary Marks. There are no infringing uses or superior prior rights known to us that can materially affect the use of the Proprietary Marks by our franchisees in any other state in which our franchises are located.

We have the right to control any administrative proceedings or litigation (including any settlement) involving a trademark licensed to our franchisees.

Copyrights

We claim copyrights and other proprietary rights in the Jreck Subs Shops Confidential Operating Manual and on menus, forms, advertisements, promotional materials and other written materials.

There are no agreements currently in effect which significantly limit the right of our franchisees to use any of our copyrights. Also, there are no currently effective determinations of the U.S. Patent and Trademark  Office, Copyright Office (Library of Congress) or any court pertaining to or affecting any of our copyrights discussed above. Finally, as of the date of this current report, we are unaware of any infringing uses of or superior prior rights to any of our copyrights which could materially affect our use of them in any state.

Domain Registrations

We are the registered owner of the internet domain jrecksubs.com

Other

We do not hold any patents, design patents or other intellectual property registration

Amount Spent on Research and Development the Last Two Fiscal Years

We have not spent any money during each of the last two fiscal years on research and development activities.

Employees

As of May 19, 2015, we have 6 full-time employees working in the general and administrative capacities, and business development, sales and marketing, and finance.  We also engage independent contractors and consultants from time to time on an as-needed basis to supplement our core staff.

Government Regulation

General

We are subject to various federal, state and local laws affecting our business, as are our franchisees. All of the restaurants owned by our franchisees are subject to a variety of licensing and governmental regulatory provisions relating to consumer protection, zoning, labor and employment, tax, food and nutrition regulation, safety, and accessibility, among others.  Difficulties in obtaining, or the failure to obtain, required licenses or approvals can delay or prevent the opening of a new restaurant in any particular area.

Our operations and those of our franchisees are also subject to federal laws, such as minimum wage laws, the Fair Labor Standards Act and the Immigration Reform and Control Act of 1986. They are also subject to state laws governing such matters as wages, working conditions, employment of minors, citizenship requirements and overtime. Some states have set minimum wage requirements higher than the federal level.

Food safety and Nutrition

Our operations and those of our franchisees must comply with federal, state and local health regulations concerning food preparation, handling, storage and sale; United States Department of Agriculture (USDA) standards; truth in menu and labeling law

Governments and consumer advocacy groups are encouraging alternative food processing methods to reduce trans fatty acids (“TFA”). As required by U.S. legislation, we comply with nutritional labeling for foods, including those that contain acceptable TFA levels. Certain municipal governmental authorities, such as New York City, have banned TFA. We continue to research approaches so that we do not exceed acceptable levels of TFA in our products, while still maintaining the taste and quality of our products.

Legislation has been enacted in certain U.S. jurisdictions requiring restaurants to post calorie count information on menu boards. We will monitor and comply with all regulations enacted by the U.S. Food and Drug Administration in connection with such calorie count posting requirements. Certain provinces of Canada are also considering similar laws that would require the posting of calorie count information on menu boards.

Regulation of Franchise Offerings

We are also subject to Federal Trade Commission (“FTC”) regulations and various state laws regulating the offer and sale of franchises. The FTC and various state laws require us to furnish to prospective franchisees a franchise offering circular containing prescribed information. Although we have been in the past, we are not registered to offer and sell franchises in any state as at the date of this current report.   New York State and a number of states in which we may franchise, require registration of a franchise offering circular or a filing with state authorities. We therefore intend to register an updated prospectus in each of those states prior to any offer or sale of new franchises.

Substantive state laws that regulate the franchisor-franchisee relationship also presently exist in a substantial number of states, and bills have been introduced in Congress from time to time which provide for federal regulation of the franchisor-franchisee relationship in certain respects. The state laws often limit, among other things, the duration and scope of non-competition provisions and the ability of a franchisor to terminate or refuse to renew a franchise.

We believe that we are in compliance in all material respects with the laws to which we are subject.

RISK FACTORS

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this report, before making an investment decision. If any of the following risks actually occurs, our business, financial condition or results of operations could suffer. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment. You should read the section entitled “Special Note Regarding Forward Looking Statements” above for a discussion of what types of statements are forward-looking statements, as well as the significance of such statements in the context of this report.

We have a limited operating history with significant losses and expect losses to continue for the foreseeable future.

New York Sub Company has yet to establish any history of profitable operations and, as at January 31, 2015, have incurred a net loss of $30,497 since our inception on July 6, 2010, and our business operations have resulted in net losses in each year. We have generated only nominal revenues since our inception and, although we anticipate that we will generate revenues subsequent to our acquisition of Focus Franchising, Inc. we cannot predict that future revenues will be adequate to sustain our operations in the near future or in the long term. Our profitability will require the successful commercialization and sales of our planned products and services. We may not be able to successfully achieve any of these requirements or ever become profitable.

There is doubt about the ability of New York Sub Company to continue as a going concern due to recurring losses from operations, accumulated deficit and insufficient cash resources to meet our business objectives, all of which means that we may not be able to continue operations.

Our independent auditors have added an explanatory paragraph to their audit opinion issued in connection with the financial statements of New York Sub Company for the years ended July 31, 2014 and 2013 with respect to their doubt about our ability to continue as a going concern. As discussed in Note 3 to our financial statements for the years ended July 31, 2014 and 2013 (which are included in of Annual Report on Form 10-K for the Year ended July 31, 2014), we have generated operating losses since inception, and our cash resources are insufficient to meet our planned business objectives, which together raises doubt about our ability to continue as a going concern.

The success of our business is dependent on a number of factors that are not within our control.

The success of our franchisees is, and will continue to be, subject to a number of factors that are not within our control, including changes in consumer tastes; national, regional and local economic conditions; traffic patterns in the venues in which our franchises operate; discretionary spending priorities; demographic trends, and the type, number and location of competing restaurants.

The success of our growth strategy will depend, in part, upon our ability to expand our franchise operations.

The success of our franchise operations is dependent upon our ability to locate and attract new franchisees and area developers; maintain and enhance the “Jreck” brand; maintain satisfactory relations with our franchisees who may, in certain instances, have interests adverse to our interests; monitor and audit the reports and payments received from franchisees; and comply with applicable franchising laws, rules and regulations, as well as applicable laws in the foreign countries in which we seek franchisee and area development arrangements.

We face intense competition, which could result in lower revenues and higher expenditures and could adversely affect our results of operations.

The restaurant business is highly competitive. We believe that we compete on the basis of price, service, location and food quality. There is also active competition for management personnel and attractive shopping mall, downtown and other commercial locations suitable for restaurants. We compete in each market in which we operate with locally-owned restaurants and concessions, and regional restaurant and national chains, in certain cases.

Although we believe we are well positioned to compete because of our regional focus and expertise in the fast-casual food business, we could experience increased competition from existing or new companies and lose market share that, in turn, could have a material adverse effect on our business, financial condition, results of operations, prospects and ability to service current or future debt obligations.

The availability, quality and cost of our ingredients fluctuate, which affects our financial results.

Significant increases in food and paper product costs, which we may not be able to pass on to our customers, could affect our financial results. Many of the factors in determining food and paper product prices, such as increases in the prices of the ingredients we use to prepare our foods, especially bread , and inflation are beyond our control. Furthermore, adverse weather and other conditions can cause shortages and interruptions in, and also could adversely effect the availability, quality and cost of, the ingredients used to prepare our menu items. These events could adversely affect our financial results because we need to provide our customers with fresh products.

We must attract and maintain key personnel and franchisees or our business will fail.

Success depends on the acquisition of key personnel. We will have to compete with other companies both within and outside the food and nutrition industry to recruit and retain competent employees and franchisees. If we cannot maintain qualified employees and franchisees to meet the needs of our anticipated growth, this could have a material adverse effect on our business and financial condition.

We may not be able to secure additional financing to meet our future capital needs due to changes in general economic conditions.

We anticipate requiring significant capital to fulfill our contractual obligations (as noted in our audited financial statements), continue the expansion of our franchises into new territories, to meet market evolution, and execute our business plan, generally.  We may use capital more rapidly than currently anticipated and incur higher operating expenses than currently expected, and we may be required to depend on external financing to satisfy our operating and capital needs. We may need new or additional financing in the future to conduct our operations or expand our business. Any sustained weakness in the general economic conditions and/or financial markets in the United States or globally could adversely affect our ability to raise capital on favorable terms or at all. From time to time we have relied, and may also rely in the future, on access to financial markets as a source of liquidity to satisfy working capital requirements and for general corporate purposes. We may be unable to secure debt or equity financing on terms acceptable to us, or at all, at the time when we need such funding. If we do raise funds by issuing additional equity or convertible debt securities, the ownership percentages of existing stockholders would be reduced, and the securities that we issue may have rights, preferences or privileges senior to those of the holders of our common stock or may be issued at a discount to the market price of our common stock which would result in dilution to our existing stockholders. If we raise additional funds by issuing debt, we may be subject to debt covenants, which could place limitations on our operations including our ability to declare and pay dividends. Our inability to raise additional funds on a timely basis would make it difficult for us to achieve our business objectives and would have a negative impact on our business, financial condition and results of operations.

Our business and operating results could be harmed if we fail to manage our growth or change.

Our business may experience periods of rapid change and/or growth that could place significant demands on our personnel and financial resources. To manage possible growth and change, we must continue to try to locate skilled professionals in the food and nutrition industry and adequate funds in a timely manner.

Negative publicity relating to one of our franchised restaurants could reduce sales at some or all of our other restaurants.

We are, from time to time, faced with negative publicity relating to food quality, restaurants facilities, health inspection scores, employee relationships or other matters at one of our franchisees. Adverse publicity may negatively affect us, regardless of whether the allegations are valid or whether we incur any liability. In addition, the negative impact of adverse publicity relating to one restaurant may extend beyond the restaurants involved to affect some or all of our other restaurants. If a franchised restaurant fails to meet our franchise operating standards, our revenues could be adversely affected due to a reduction is royalty revenues on sales and negative publicity affecting our ability to market and sell new franchises.

Our business is subject to governmental regulation.

We are subject to various federal, state and local laws affecting our business, as are our franchisees. Each of the restaurants owned by our franchisees is subject to a variety of licensing and governmental regulatory provisions relating to wholesomeness of food, sanitation, health, and safety. Difficulties in obtaining, or the failure to obtain, required licenses or approvals can delay or prevent the opening of a new restaurant in any particular area. Furthermore, there can be no assurance that we will remain in compliance with applicable laws or licenses that we have or will obtain, the failure of which by a restaurant could result in our loss of the restaurant’s license and even the closing of the restaurant.

Regulations of the Federal Trade Commission (the "FTC") and various state laws regulating the offer and sale of franchises require us to furnish to prospective franchisees a franchise offering circular containing prescribed information. We are not currently registered to offer and sell franchises in any state. A number of states in which we may offer franchises, including New York State (where we have been previously registered) require registration of a franchise offering circular or a filing with state authorities. State franchise examiners have discretion to disapprove franchise registration applications based on a number of factors. There can be no assurance that we will be able to continue to comply with these regulations, which could have a material adverse effect on our business and results of operations.

We may not be able to protect our trademarks and other proprietary rights.

We believe that our trademarks and other proprietary rights are important to our success and our competitive position. Accordingly, we have devoted substantial resources to the development and protection of our trademarks and proprietary rights. However, the actions taken by us may be inadequate to prevent infringement or other unauthorized use of our trademarks and other proprietary rights by others, which may thereby dilute our trademarks in the marketplace and/or diminish the value of such proprietary rights. We may also be unable to prevent others from claiming infringement or other unauthorized use of their trademarks and proprietary rights by us. In addition, others may assert rights in our trademarks and other proprietary rights. Our rights to our trademarks may in some cases be subject to the common law rights of any other person who began using the trademark (or a confusingly similar mark) prior to both the date of our registration and our first use of such trademarks in the relevant territory. We cannot assure you that third parties will not assert claims against our trademarks and other proprietary rights or that we will be able to successfully resolve such claims which could result in our inability to use certain trademarks or other proprietary rights in certain jurisdictions or in connection with certain goods or services. Future actions by third parties may diminish the strength of our trademarks or other proprietary rights, injure the goodwill associated with our business and decrease our competitive strength and performance. We could also incur substantial costs to defend or pursue legal actions relating to the use of our trademarks and other proprietary rights, which could have a material adverse affect on our business, results of operation or financial condition.

RISKS RELATING TO OWNERSHIP OF OUR SECURITIES

Our stock price may be volatile, which may result in losses to our shareholders.

The stock markets have experienced significant price and trading volume fluctuations, and the market prices of companies listed on the OTCQB quotation system in which shares of our common stock are listed, have been volatile in the past and have experienced sharp share price and trading volume changes. The trading price of our common stock is likely to be volatile and could fluctuate widely in response to many factors, including the following, some of which are beyond our control:

•	variations in our operating results;
•	changes in expectations of our future financial performance, including financial estimates by securities analysts and investors;
•	changes in operating and stock price performance of other companies in our industry;
•	additions or departures of key personnel; and
•	future sales of our common stock.

Domestic and international stock markets often experience significant price and volume fluctuations. These fluctuations, as well as general economic and political conditions unrelated to our performance, may adversely affect the price of our common stock.

Our common shares may become thinly traded and you may be unable to sell at or near ask prices, or at all.

We cannot predict the extent to which an active public market for trading our common stock will be sustained. Although the trading volume of our common shares increased significantly recently, it has historically been sporadically or “thinly-traded” meaning that the number of persons interested in purchasing our common shares at or near bid prices at certain given time may be relatively small or non-existent.

This situation is attributable to a number of factors, including the fact that we are a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community who generate or influence sales volume. Even if we came to the attention of such persons, those persons tend to be risk-averse and may be reluctant to follow, purchase, or recommend the purchase of shares of an unproven company such as ours until such time as we become more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in our shares is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on share price. We cannot give you any assurance that a broader or more active public trading market for our common stock will develop or be sustained, or that current trading levels will be sustained.

The market price for our common stock is particularly volatile given our status as a relatively small company, which could lead to wide fluctuations in our share price. You may be unable to sell your common stock at or above your purchase price if at all, which may result in substantial losses to you.

Shareholders should be aware that, according to SEC Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (1) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (2) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (3) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (4) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and (5) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities. The occurrence of these patterns or practices could increase the volatility of our share price.

We do not anticipate paying any cash dividends to our common shareholders.

We presently do not anticipate that we will pay dividends on any of our common stock in the foreseeable future. If payment of dividends does occur at some point in the future, it would be contingent upon our revenues and earnings, if any, capital requirements, and general financial condition. The payment of any common stock dividends will be within the discretion of our Board of Directors. We presently intend to retain all earnings after paying the interest for the preferred stock, if any, to implement our business plan; accordingly, we do not anticipate the declaration of any dividends for common stock in the foreseeable future.

We are listed on the OTCQB quotation system, our common stock is subject to “penny stock” rules which could negatively impact our liquidity and our shareholders’ ability to sell their shares.

Our common stock is currently quoted on the OTCQB. We must comply with numerous NASDAQ MarketPlace rules in order to maintain the listing of our common stock on the OTCQB. There can be no assurance that we can continue to meet the requirements to maintain the quotation on the OTCQB listing of our common stock. If we are unable to maintain our listing on the OTCQB, the market liquidity of our common stock may be severely limited.

Volatility in our common share price may subject us to securities litigation.

The market for our common stock is characterized by significant price volatility as compared to seasoned issuers, and we expect that our share price will continue to be more volatile than a seasoned issuer for the indefinite future. In the past, plaintiffs have often initiated securities class action litigation against a company following periods of volatility in the market price of its securities. We may, in the future, be the target of similar litigation. Securities litigation could result in substantial costs and liabilities and could divert management’s attention and resources.

The elimination of monetary liability against our directors, officers and employees under Nevada law and the existence of indemnification rights of our directors, officers and employees may result in substantial expenditures by our company and may discourage lawsuits against our directors, officers and employees.

Our Articles of Incorporation contains a specific provision that eliminates the liability of our directors and officers for monetary damages to our company and shareholders. Further, we are prepared to give such indemnification to our directors and officers to the extent provided for by Nevada law. We may also have contractual indemnification obligations under our employment agreements with our officers. The foregoing indemnification obligations could result in our company incurring substantial expenditures to cover the cost of settlement or damage awards against directors and officers, which we may be unable to recoup. These provisions and resultant costs may also discourage our company from bringing a lawsuit against directors and officers for breaches of their fiduciary duties, and may similarly discourage the filing of derivative litigation by our shareholders against our directors and officers even though such actions, if successful, might otherwise benefit our company and shareholders.

Our business is subject to changing regulations related to corporate governance and public disclosure that have increased both our costs and the risk of noncompliance.

Because our common stock is publicly traded, we are subject to certain rules and regulations of federal, state and financial market exchange entities charged with the protection of investors and the oversight of companies whose securities are publicly traded. These entities, including the Public Company Accounting Oversight Board, the SEC and FINRA, have issued requirements and regulations and continue to develop additional regulations and requirements in response to corporate scandals and laws enacted by Congress, most notably the Sarbanes-Oxley Act of 2002. Our efforts to comply with these regulations have resulted in, and are likely to continue resulting in, increased general and administrative expenses and diversion of management time and attention from revenue-generating activities to compliance activities. Because new and modified laws, regulations and standards are subject to varying interpretations in many cases due to their lack of specificity, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. This evolution may result in continuing uncertainty regarding compliance matters and additional costs necessitated by ongoing revisions to our disclosure and governance practices.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the unaudited financial statements and the related notes of JRECK Holdings Franchising Operations (A carve-out of JREK Holdings, LLC)  for the six month periods ended March 31, 2015 and March 31, 2014,  and audited financial statements and the related notes for the fiscal years ended September 30, 2014 and September 30, 2013 that appear elsewhere in this current report. The following discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those discussed in the forward looking statements. Factors that could cause or contribute to such differences include, but are not limited to those discussed below and elsewhere in this annual report, particularly in the section entitled “Risk Factors” beginning on page 9 of this current report.

Our financial statements are stated in United States Dollars and are prepared in accordance with United States Generally Accepted Accounting Principles.

Cash Requirements

Over the next 12 months we intend to carry on business as a food and nutrition product company. We anticipate that we will incur the following operating expenses during this period:

Estimated Funding Required During the Next 12 Months
Expense	Amount ($)
Payroll and benefits	200,000
General and administrative	150,000
Travel and entertainment	100,000
Professional fees	200,000
Marketing and advertising	100,000
Depreciation	5,000
Total	755,000

Subject to the collection of our accounts receivables as at March 31, 2015, we will require funds of approximately $725,000 over the next twelve months to execute our business plan. These funds may be raised through equity financing, debt financing, or other sources, which may result in further dilution in the equity ownership of our shares. If we are unable to raise sufficient funds, we intend to prioritize essential operations, and eliminate non-essential expenses by scaling costs related to our planned franchise expansion efforts.  There is no assurance that we will be able to maintain operations at a level sufficient for an investor to obtain a return on their investment in our common stock. Further, we may not generate significant net income or continue to profitable.

Purchase of Significant Equipment

We do not anticipate the purchase or sale of any plant or significant equipment during the next 12 months.

Results of Operations for the Six Month Periods Ended May 31, 2014 and 2013, and the Fiscal Years Ended November, 2013 and 2012.

The following summary of our results of operations should be read in conjunction with our unaudited financial statements for the six month periods ended March 31, 2015 and 2014, and our audited financial statements for the fiscal years ended September 30, 2014 and 2013.

Our operating results for the three and six month periods ended May 31, 2014 and 2013 are summarized as follows:

	Six Months Ended	Six Months Ended	Year Ended	Year Ended
	March 31,	March 31,	September 30,	September 30,
	2015	2014	2014	2013

Revenues	$478,406	$335,296	$1,043,296	$1,119,422
Operating Expenses	$217,568	$222,359	$435,553	$571,295
Net Income	$260,838	$112,937	$607,743	$548,127

We generated revenues of $478,406 and net income of $260,838 during the six months ended March 31, 2015 compared to revenues of $335,296 and net income of $112,937 for the same period in 2014.  Our revenues and net income for the years ended September 30, 2014 were $1,043,296 and $607, 743, respectively, compared to revenues of $1,119,422 and net income of $548,127 during fiscal 2013.   The increase in net income during fiscal 2014 resulted from reduced operating expenses during that period, offset by a nominal reduction in revenues.

Expenses

Our operating expenses for the six month periods ended March 31, 2014 and 2013, and for the fiscal years ended September 30, 2014 and 2013, are summarized as follows:

	Six Months Ended March 31,	Six Months Ended March 31,	Year Ended September 30,	Year Ended September 30,
	2015	2014	2014	2013
Payroll and benefits	$117,089	$100,270	$170,326	$204,476
General and administrative	$28,347	$21,475	$93,655	$147,819
Travel and entertainment	$34,488	$20,386	$63,047	$69,866
Professional fees	$28,089	$23,193	$41,571	$120,840
Marketing and advertising	$7,395	$52,469	$62,638	$23,986
Depreciation	$2,160	$4,566	$4,316	$4,317
Total Operating Expenses	$217,568	$222,359	$435,553	$571,295

Expenses for the six month period ended March 31, 2015 were $217,569 as compared to $222,359 for the comparative period in 2014.  Aggregate expenses for the year ended September 30, 2014 were $435,553 compared to $571,295 for fiscal 2013, representing a decrease of approximately 24%.  This decrease is attributed primarily to cost saving measures implemented by management and corresponding reductions in payroll and benefits, general and administrative expenses and professional fees, offset by an increase in marketing and advertising expense.

Liquidity and Financial Condition

Working Capital

	Six Months Ended March 31,	Year Ended September 30,	Year Ended September 30,
	2015	2014	2013
Total Current Assets	$126,001	$53,890	$87,076
Total Liabilities	$67,195	$134,078	$224,713
Working Capital (deficit)	$73,912	$(62,922)	$(116,055)

Cash Flows

	Six Months Ended March 31,	Six Months Ended March 31,	Year Ended September 30,	Year Ended September 30,
	2015	2014	2014	2013
Net Cash Flows Provided by (Used In) Operating Activities	$117,089	$(20,093)	$527,931	$612,649
Net Cash Provided by (Used In) Financing Activities	$-	$(250)	$(554,610)	$(586,055)
Increase (Decrease) in Cash during the Period	$(124,004)	$3,121	$(26,679)	$26,594
Cash and Cash Equivalents, End of Period	$1,534	$11,732	$2,275	$28,954

As of March 31, 2015, our company had working capital of $73,912, $126,001in total current assets and $67,195 in total current liabilities.  Our operations during fiscal 2014 and 2013 were financed primarily by revenues from operations, however planned expansion of our operations will be dependent in part on funds raised through debt or equity financings.

For the six month period ended March 31, 2015, we generated $117,089 from operations as compared to $20,093 used in operations for the comparative period in 2014.  For the year ended September 30, 2014, we generated $527,931 from operations as compared to $612,649 generated from operations for the fiscal 2013.  The decrease of $84,718 (approximately 13.8%) in net cash flows from operating activities from fiscal 2013 to fiscal 2014 resulted from increased accounting and legal expenses.  The corresponding decrease in cash during fiscal 2014 resulted from the use of cash in financing activities in excess of cash provided by operating activities.

We will require additional funds to fund our budgeted expenses over the next 12 months. These funds may be raised through, equity financing, debt financing, or other sources, which may result in further dilution in the equity ownership of our shares.

We anticipate that our expenses over the next 12 months (beginning April 1, 2015) will be approximately $755,000 as described in the table above. These estimates may change significantly depending on the nature of our business activities and our ability to raise capital from our shareholders or other sources.

Contractual Obligations

As a “smaller reporting company”, we are not required to provide tabular disclosure obligations.

Inflation

Inflation and changing prices have not had a material effect on our business and we do not expect that inflation or changing prices will materially affect our business in the foreseeable future.

Off Balance Sheet Arrangements

We do not have any off balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity or capital expenditures or capital resources that is material to an investor in our securities.

Critical Accounting Policies

Nature of Business and Basis of Financial Statements

 Jreck Holdings, LLC and its wholly owned subsidiaries (collectively the “Company”) is, among other things, a franchisor of Jreck Subs restaurants, a chain of quickservice restaurants specializing in submarine sandwiches, soups, and hot and cold side orders. At both September 30, 2014 and 2013, there were 38 franchised restaurants, all of which are located in New York State. Jreck Holdings, LLC was organized as a Limited Liability Company in New York on January 28, 2009, and maintains offices in Watertown, NY.

The Company’s accounts and records include the franchising operations of the Jreck Subs restaurants (the Franchising Division”) as well as certain other investing and financing activities carried on for the benefit of the Company’s members and affiliates (the “Ancillary Operations”). The accompanying special purpose carve-out financial statements represent the financial position, results of operations and cash flows of the Franchising Division. Accordingly, all other Ancillary Operations of the Company are not included in the accompanying special purpose carve-out financial statements.

Certain expenses that relate to both the Ancillary Operations and the Franchising Division, are allocated, and management believes the allocations underlying the statements of operations are reasonable and appropriate under the circumstances. The expense allocations have been determined on a consistent basis, which management considers being a reasonable reflection of the utilization of services provided or the benefit received by the Franchising Division during the periods presented. However, the amounts recorded for these expense allocations are not necessarily representative of the amounts that would have been reflected in the financial statements had the Franchising Division been an entity that operated independently.

See Note 2 for further information regarding the relationships between the Franchising Division and related parties, including the basis for expense allocations between the Franchising Division and the Ancillary Operations included in the financial statements.

The accompanying unaudited condensed financial statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The results of operations for the\six months ended March 31, 2015 are not necessarily indicative of the operating results that may be expected for the year ended September 30, 2015. These unaudited financial statements should be read in conjunction with the audited financial statements and notes thereto for the year ended September 30, 2014 included elsewhere in this Form 8-K.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are based on amounts billed to franchisees and amounts due from vendors for rebates. The Franchising Division extends credit to franchisees based on the terms stated in the respective franchise agreements and generally does not require collateral.

The Franchising Division provides an allowance for doubtful accounts, which is based upon review of outstanding receivables, historical collection information and existing economic conditions. Accounts receivable are ordinarily due upon the issuance of the invoice. Delinquent receivables are written off based on individual credit evaluation and specific circumstances of the franchisee. Management has determined no allowance for doubtful accounts of  March 31, 2015. Management has determined an allowance for doubtful accounts was required as of September 30, 2014 of $42,450. However, actual delinquent receivables could exceed the established allowance for doubtful accounts.

Equipment

 Equipment consists of bread pans to be used by an outside vendor on behalf of the franchisees and is recorded at cost less accumulated depreciation ($15,109 and $21,582 as of March 31, 2015 and September 30, 2014, respectively. Depreciation is computed using the straight line balance method over the estimated useful lives of the assets (7 years).

Long-lived Asset Impairment

The Franchising Division evaluates the recoverability of the carrying value of long-lived assets (equipment) whenever events or circumstances indicate the carrying amount may not be recoverable. No asset impairment was recognized during the six months ended March 31, 2015 or 2014.

Advertising Fund and Expenses

Under the terms of the franchise agreements, the Franchising Division bills and collects a weekly advertising fee from its franchisees (up to 2% of gross sales). The amounts billed and collected are restricted to pay for costs of preparing and producing various advertising materials for the franchisees’ facilities. The Franchising Division records advertising fees received from franchisees as a reduction in marketing and advertising costs in the accompanying statements of operations. The Franchising Division expenses franchise development related advertising costs and expenses as those costs are incurred.  Advertising expense was $7,295 and $52,469 (net of $32,823 and $37,306 in advertising fees collected from franchisees) during the six months ended March 31, 2015 and 2014, respectively. The advertising monies spent in excess of the fees collected from the franchisees have not been recorded as an asset of the Franchising Division as these amounts will not be collected from the franchisees. In the event that the Franchising Division spent fewer funds than those collected, a liability would be recorded for the excess funds to be used in future periods.

Revenue Recognition

The Franchising Division receives fees for the granting of franchise rights, which is recognized as revenue when the Franchising Division receives a signed contract and has substantially performed all services required by the franchise agreement. Until such time, fees received are deferred and are recorded as unearned income in the accompanying balance sheets. There were no fees recognized for granting franchise rights for the six months ended March 31, 2015 and 2014.

The franchise agreements provide for ongoing royalty payments, which are based upon specified percentages of gross sales (up to 6%). Such fees are recognized as earned in accordance with the specific terms of each agreement and to the extent collectability is reasonably assured. In exchange for its fees, a franchisee receives access to the Jreck Subs system comprised of distinctive signage, uniform standards, specifications and procedures, marketing programs, purchasing assistance, preferred vendor relationships, business, financial and operational analysis, training and assistance and the advertising fund, all of which may change from time to time at the Franchising Division’s discretion.

The Franchising Division recognizes revenue for rebates and incentives from preferred vendors when all requirements to receive the rebates and incentives have been satisfied. Rebates and incentives received, but not earned, are recorded in unearned income in the accompanying balance sheets.

Revenue related to advertising fees is recorded net of advertising expenses in the accompanying statements of operations.

Income Taxes

The Company has elected to be treated as a partnership for federal tax purposes. All income the Company generates is reported by its members on their individual tax returns. Accordingly, the Franchising Division is not subject to income taxes and has made no provision for income tax expense in the accompanying financial statements.

Management has evaluated the effect of the accounting standard related to accounting for uncertain income tax positions and has determined that the Franchising Division had no uncertain income tax positions that could have a significant effect on the financial statements as of and for the six months ended March 31, 2015 and 2014. The Company’s income tax returns since 2010 are subject to examination by the Internal Revenue Service and state taxing authorities, generally for three years after the federal income tax returns were filed.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the Franchising Division’s management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of May 15, 2015 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.

Name and Address of Beneficial Owner	Office, If Any	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Officers and Directors
Daniel R. Patterson 580 Cranes Way, Unit 256, Altamonte Springs, Florida 32701	Sole Officer and Director	Common Stock	Nil	Nil
All officers and directors as a group		Common stock, $0.001 par value	Nil	Nil
5%+ Security Holders
Focus Acquisitions, LLC(3)	-	Common Stock	15,000,000	58%
All 5%+ Security Holders		Common stock, $0.001 par value	15,000,000	58%

(1)
Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

(2)	Based on 28,000,000 shares issued and outstanding.
(3)	Allan Richman has shared voting and dispositive control over securities held by Focus Acquisitions, LLC

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

The following sets forth information about our directors and executive officers as of the date of this report:

NAME	AGE	POSITION
Daniel R. Patterson(1)	70	President, Secretary/ Treasurer, Chief Financial Officer and Chairman of the Board of Directors

(1)	Daniel R. Patterson was appointed as an officer and director of our Company on July 15, 2014.

Our directors will serve in that capacity until our next annual shareholder meeting or until his successor is elected or appointed and qualified. Officers hold their positions at the will of our Board of Directors. There are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of our affairs.

Executive Management

Our executive management team represents a significant depth of experience in public companies, food and nutritional products, marketing, and domestic and international business development. The team represents a cross-disciplinary approach to management and business development.

DANIEL R. PATTERSON - PRESIDENT, CHIEF EXECUTIVE OFFICER, TREASURER, CHIEF FINANCIAL OFFICER, SECRETARY AND SOLE DIRECTOR

Daniel (Dan) R. Patterson, age 70, has been involved in the restaurant and franchise business for over 20 years. He was the chief operating officer of Ultimate Franchise Systems, Inc., a franchise management and venture company that had investments in over 600 franchised locations. Mr. Patterson has run that company's bakery division as well as its store locations. He helps facilitate upgrades in information and operational systems at the franchise locations.

Mr. Patterson is not a director of any other reporting company.

Significant Employees

The Company does not, at present, have any employees other than our current sole officer and director. We have not entered into any employment agreements, as we currently do not have any employees other than the current officer and director.

Family Relationships

There are no family relationships between any of our directors and officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

1.	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

2.
had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

3.
been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

4.
been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.
been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.
been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our shares of common stock and other equity securities, on Forms 3, 4 and 5, respectively. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended November 30, 2013, all filing requirements applicable to our officers, directors and greater than 10% percent beneficial owners were complied with.

Our company filed a post-effective amendment our SB-2 Registration to disclose the information reflecting the change to the corporation’s officer and director and the ownership of securities upon consummation of the transfer.

Code of Ethics

We have not adopted a code of ethics that applies to our officers, directors and employees. When we do adopt a code of ethics, we will disclose it in a Current Report on Form 8-K.

Audit Committee and Audit Committee Financial Expert

Our sole director does not qualify as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K, and is “independent” as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that our sole director is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stage of our development and the fact that we have not generated any material revenues to date. In the event that additional directors are appointed to our board of directors, we may establish nominating, compensation or audit committees, or committees performing similar functions, and we may adopt a written nominating, compensation or audit committee charter.

EXECUTIVE COMPENSATION

New York Sub Company

The current and former executive officers and directors of New York Sub Company (formerly Easy Organic Cookery, Inc.) have not and do not receive any compensation and have not received any restricted share awards, options or any other payouts. As such, we have not included a Summary Compensation Table.

There are no current employment agreements between the Company and its executive officer or directors. Our executive officer and director has agreed to work without remuneration until such time as we receive revenues that are sufficiently necessary to provide proper salaries to the officer and compensate the director for participation. Our executive officer and director has the responsibility of determining the timing of remuneration programs for key personnel based upon such factors as positive cash flow, share sales, product sales, estimated cash expenditures, accounts receivable, accounts payable, notes payable, and a cash balances. At this time, management cannot accurately estimate when sufficient revenues will occur to implement this compensation, or the exact amount of compensation.

Focus Franchising, Inc.

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons of Focus Franchising, Inc. for services rendered in all capacities during the fiscal years ended September 30, 2014 and September 30, 2013.  No other executive officer received total annual salary and bonus compensation in excess of $100,000.

			Stock	Option	All Other
		Salary	Awards	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)
Daniel R. Patterson	2014	6,250	Nil	Nil	Nil	6,250
Sole Officer and Director	2013	Nil	Nil	Nil	Nil	Nil

Summary of Employment Agreements and Material Terms

We have not entered into any employment or consulting agreements with any of our current officers, directors or employees.

Outstanding Equity Awards at Fiscal Year End

For the fiscal year of New York Sub Company year ended July 31, 2014, no director or executive officer has received compensation from us pursuant to any compensatory or benefit plan. There is no plan or understanding, express or implied, to pay any compensation to any director or executive officer pursuant to any compensatory or benefit plan, although we anticipate that we will compensate our officers and directors for services to us with stock or options to purchase stock, in lieu of cash.

Compensation of Directors

Except as indicated above, no member of the board of directors of New York Sub Company or of Focus Franchising. received any compensation for his services as a director during their  last completed fiscal years or subsequently.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with related parties of New York Sub Company

Our officers have loaned funds to the company for working capital purposes.  The loans are unsecured, payable on demand and non-interest bearing.  As of January 31, 2015 and July 31, 2014, there were $22,342 and $-0- in loans outstanding, respectively.

Transaction with related parties of Focus Franchising, Inc.

Focus Acquisition, LLC (aka Jreck Holdings LLC, the former parent company of our wholly owned subsidiary Focus Franchising,  has several notes payable to its owners, directors, employees and affiliates, including Daniel R. Patterson, our sole officer and director. In addition, Focus Acquisition has two notes payable to third party financing entities. For the purposes of the carve-out financial statements filed with this current report, these notes payable and related interest costs have not been recorded in the accompanying financial statements since these notes are not related to the operations of Focus Franchising. Total indebtedness under these notes payable is approximately $1,834,000 and $1,671,000 as of March 31, 2015 and September 30, 2014, respectively. Total interest expense recognized by Focus Acquisition for the notes payable was approximately $0 and $0 for the six months ended March 31, 2015 and 2014, respectively.

Focus Franchising provides a car allowance to various employees and to Daniel R. Patterson. Total payments to these parties were approximately $20,570 and $15,881 for the six months ended March 31, 2015 and 2014, respectively, and is included in travel and entertainment in the accompanying statements of operations.

Focus Franchising engages certain of its officers and shareholders for litigation support and other professional services. Total fees paid to these parties by Focus Acquisitions, LLC during the six months ended March 31, 2015 and 2014 were approximately $11,552 and $10,475, respectively, of which $9,414 and $7,856 have been allocated to Focus Franchising based on management’s estimated costs incurred to support Focus Franchising and are included in professional fees in the accompanying statements of operations.

Corporate Governance

We currently act with one director, Daniel R. Patterson.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

Director Independence

We currently do not have any independent directors, as the term “independent” is defined by the rules of the NASDAQ Stock Market.  We intend to engage independent directors when our growth and financial condition both necessitate and allow for the addition of qualified candidates to our board of directors.

MARKET PRICE AND DIVIDENDS ON OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our common stock is not traded on any exchange.  Our common stock is quoted on the OTC Pink electronic quotation system under the trading symbol “NSUB”.  We cannot assure you that there will be a market in the future for our common stock.

OTC securities are not listed and traded on the floor of an organized national or regional stock exchange.  Instead, OTC securities transactions are conducted through a telephone and computer network connecting dealers.  OTC issuers are traditionally smaller companies that do not meet the financial and other listing requirements of a national or regional stock exchange.

There has been no first trade of our common stock.

Holders

There has been no active trading of our securities, and, therefore, no high and low bid pricing. As of May 15, 2014, we have 27 shareholders of record. This number does not include shares held by brokerage clearing houses, depositories or others in unregistered form.

Dividends

We have never declared or paid any cash dividends on our common stock. For the foreseeable future, we intend to retain any earnings to finance the development and expansion of our business, and we do not anticipate paying any cash dividends on our common stock.

DESCRIPTION OF SECURITIES

Common Stock

We are authorized to issue up to 1,500,000,000 shares of common stock, par value of $0.001 per share. Each outstanding share of common stock entitles the holder thereof to one vote per share on all matters. Our bylaws provide that any vacancy occurring in the board of directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the board of directors. Stockholders do not have pre-emptive rights to purchase shares in any future issuance of our common stock.

The holders of shares of our common stock are entitled to dividends out of funds legally available when and as declared by our board of directors. Our board of directors has never declared a dividend and does not anticipate declaring a dividend in the foreseeable future. Should we decide in the future to pay dividends, as a holding company, our ability to do so and meet other obligations depends upon the receipt of dividends or other payments from our operating subsidiary and other holdings and investments. In the event of our liquidation, dissolution or winding up, holders of our common stock are entitled to receive, rateably, the net assets available to stockholders after payment of all creditors.

All of the issued and outstanding shares of our common stock are duly authorized, validly issued, fully paid and non-assessable. To the extent that additional shares of our common stock are issued, the relative interests of existing stockholders will be diluted.

Anti-takeover Effects of Our Articles of Incorporation and By-laws

Our amended and restated articles of incorporation and bylaws contain certain provisions that may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of our company or changing its board of directors and management. According to our bylaws and articles of incorporation, neither the holders of our company’s common stock nor the holders of our company’s preferred stock have cumulative voting rights in the election of our directors. The combination of the present ownership by a few stockholders of a significant portion of our company’s issued and outstanding common stock and lack of cumulative voting makes it more difficult for other stockholders to replace our company’s board of directors or for a third party to obtain control of our company by replacing its board of directors.

Anti-takeover Effects of Nevada Law

Business Combinations

The “business combination” provisions of Sections 78.411 to 78.444, inclusive, of the Nevada Revised Statutes, or NRS, prohibit a Nevada corporation with at least 200 stockholders from engaging in various “combination” transactions with any interested stockholder: for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the transaction is approved by the board of directors prior to the date the interested stockholder obtained such status; or after the expiration of the three-year period, unless:

1.	the transaction is approved by the board of directors or a majority of the voting power held by disinterested stockholders, or

•
if the consideration to be paid by the interested stockholder is at least equal to the highest of: (a) the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which it became an interested stockholder, whichever is higher, (b) the market value per share of common stock on the date of announcement of the combination and the date the interested stockholder acquired the shares, whichever is higher, or (c) for holders of preferred stock, the highest liquidation value of the preferred stock, if it is higher.

A “combination” is defined to include mergers or consolidations or any sale, lease exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions, with an “interested stockholder” having: (a) an aggregate market value equal to 5% or more of the aggregate market value of the assets of the corporation, (b) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation, or (c) 10% or more of the earning power or net income of the corporation.

In general, an “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years, did own) 10% or more of a corporation’s voting stock. The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire our company even though such a transaction may offer our stockholders the opportunity to sell their stock at a price above the prevailing market price.

Control Share Acquisitions

The “control share” provisions of Sections 78.378 to 78.3793, inclusive, of the NRS, which apply only to Nevada corporations with at least 200 stockholders, including at least 100 stockholders of record who are Nevada residents, and which conduct business directly or indirectly in Nevada, prohibit an acquirer, under certain circumstances, from voting its shares of a target corporation’s stock after crossing certain ownership threshold percentages, unless the acquirer obtains approval of the target corporation’s disinterested stockholders. The statute specifies three thresholds: one-fifth or more but less than one-third, one-third but less than a majority, and a majority or more, of the outstanding voting power. Once an acquirer crosses one of the above thresholds, those shares in an offer or acquisition and acquired within 90 days thereof become “control shares” and such control shares are deprived of the right to vote until disinterested stockholders restore the right. These provisions also provide that if control shares are accorded full voting rights and the acquiring person has acquired a majority or more of all voting power, all other stockholders who do not vote in favor of authorizing voting rights to the control shares are entitled to demand payment for the fair value of their shares in accordance with statutory procedures established for dissenters’ rights.

Transfer Agent and Registrar

Our independent stock transfer agent is Action Stock Transfer. Their mailing address is 2469 East Fort Union Boulevard, Suite 214, Salt Lake City, UT 84121, United States.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 78.138 of the NRS provides that a director or officer will not be individually liable unless it is proven that (i) the director’s or officer’s acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud or a knowing violation of the law.

Section 78.7502 of NRS permits a company to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action, suit or proceeding if the officer or director (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful.

Section 78.751 of NRS permits a Nevada company to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of final disposition thereof, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the company. Section 78.751 of NRS further permits the company to grant its directors and officers additional rights of indemnification under its articles of incorporation or bylaws or otherwise.

Section 78.752 of NRS provides that a Nevada company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the company has the authority to indemnify him against such liability and expenses.

Our Articles of Incorporation provide that no director or officer of our company will be personally liable to our company or any of its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or (ii) the unlawful payment of dividends. In addition, our bylaws permit for the indemnification and insurance provisions in Chapter 78 of the NRS.

Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling our company pursuant to provisions of our articles of incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding, which may result in a claim for such indemnification.

Further, in the normal course of business, we may have in our contracts indemnification clauses, written as either mutual where each party will indemnify, defend, and hold each other harmless against losses arising from a breach of representations or covenants, or out of intellectual property infringement or other claims made against certain parties; or single where we have agreed to hold certain parties harmless against losses etc.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

Filed herewith are:

•	Audited financial statements of our company for the fiscal years ended September 30, 2014 and 2013.

•	Unaudited financial statements of our company for the six month periods ended March 31, 2015 and 2014.

•	Pro Forma Financial Statements of New York Sub Company and Focus Franchising, Inc.

(d) Exhibits

Exhibit No.	Description
3.1	Articles of Incorporation of Easy Organic Cookery, Inc. (incorporated by reference from our Registration Statement on Form S-1 filed on September 17, 2010)
3.2	Bylaws of Easy Organic Cookery, Inc. (incorporated by reference from our Registration Statement on Form S-1 filed on September 17, 2010)
3.3*	Articles of Incorporation of Focus Franchising, Inc.
3.4*	Bylaws of Focus Franchising, Inc.
10.1*	Modified (Secured) Promissory Note of Focus Franchising Group, LLC.
21	List of Subsidiaries:
21.1	Focus Franchising, Inc. (a Florida corporation)

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK SUB COMPANY
/s/Daniel R. Patterson
Daniel R. Patterson
President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director
Date: May 26, 2015

JRECK HOLDINGS FRANCHISING
OPERATIONS

SPECIAL PURPOSE CARVE‐OUT FINANCIAL
STATEMENTS OF JRECK HOLDINGS, LLC

As of and for the years ended September 30, 2014 and 2013

And Report of Independent Auditor

JRECK HOLDINGS FRANCHISING OPERATIONS
(A CARVE‐OUT OF JRECK HOLDINGS, LLC)

TABLE OF CONTENTS

Report of Independent Auditor

To the Members of Jreck Holdings, LLC Watertown, New York

We have audited the accompanying special purpose carve-out financial statements of the Jreck Holdings Franchising Operations (A carve-out of Jreck Holdings, LLC), which comprise the balance sheets as of September 30, 2014 and 2013, and the related statements of operations, divisional deficit, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Jreck Holdings Franchising Operations as of September 30, 2014 and 2013, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

1

Other Matters
As discussed in Note 1, Jreck Holdings Franchising Operations is an integrated business of Jreck Holdings, LLC and is not a stand-alone entity. The financial statements of Jreck Holdings Franchising Operations reflect the assets, liabilities, revenue and expenses directly attributable to Jreck Holdings Franchising Operations, as well as expense allocations deemed reasonable by management, to present the financial position, results of operations, changes in divisional deficit and cash flows of Jreck Holdings Franchising Operations on a stand- alone basis and do not necessarily reflect the financial position, results of operations, changes in divisional deficit and cash flows of Jreck Holdings Franchising Operations in the future or what they would have been had Jreck Holdings Franchising Operations been a separate, stand-alone entity during the periods presented.

Tampa, Florida
February 20, 2015

2

JRECK HOLDINGS FRANCHISING OPERATIONS
(A CARVE‐OUT OF JRECK HOLDINGS, LLC)
BALANCE SHEETS

SEPTEMBER 30, 2014 AND 2013

	2014	2013
ASSETS
Current assets:
Cash	$2,275	$28,954
Accounts receivable, net	51,615	58,122
Total current assets	53,890	87,076

Equipment, net	17,266	21,582

TOTAL ASSETS	$71,156	$108,658

LIABILITIES AND DIVISIONAL DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$58,999	$64,121
Unearned income	75,079	160,592
Total current liabilities	134,078	224,713

Commitments and contingencies (Notes 2 and 3)	-	-

Divisional deficit	(62,922)	(116,055)
TOTAL LIABILITIES AND DIVISIONAL DEFICIT	$71,156	$108,658

See accompanying notes to the financial statements.

3

JRECK HOLDINGS FRANCHISING OPERATIONS
(A CARVE‐OUT OF JRECK HOLDINGS, LLC)
STATEMENTS OF OPERATIONS

YEARS ENDED SEPTEMBER 30, 2014 AND 2013

	2014	2013
Revenue:
Royalty and service fees	$797,998	$846,336
Rebate and incentive revenues	245,298	273,086
Total revenue	1,043,296	1,119,422

Expenses:
Payroll and benefits	170,326	204,467
General and administrative	93,655	147,819
Travel and entertainment	63,047	69,866
Professional fees	41,571	120,840
Marketing and advertising	62,638	23,986
Depreciation	4,316	4,317
Total operating expenses	435,553	571,295

Net income	$607,743	$548,127

See accompanying notes to the financial statements.

4

JRECK HOLDINGS FRANCHISING OPERATIONS
(A CARVE‐OUT OF JRECK HOLDINGS, LLC)
STATEMENTS OF DIVISIONAL DEFICIT

YEARS ENDED SEPTEMBER 30, 2014 AND 2013

	2014	2013

Divisional deficit - beginning of year	$(116,055)	$(78,127)

Distributions	(554,610)	(586,055)

Net income	607,743	548,127

Divisional deficit - end of year	$(62,922)	$(116,055)

See accompanying notes to the financial statements.

5

JRECK HOLDINGS FRANCHISING OPERATIONS
(A CARVE‐OUT OF JRECK HOLDINGS, LLC)
STATEMENTS OF CASH FLOWS

YEARS ENDED SEPTEMBER 30, 2014 AND 2013

	2014	2013
Cash flows from operating activities:
Net income	$607,743	$548,127
Adjustments required to reconcile net income to net cash flows from operating activities:
Depreciation expense	4,316	4,317
Bad debt expense	42,450	38,180
Changes in operating assets and liabilities:
Accounts receivable	(35,943)	(55,805)
Accounts payable and accrued expenses	(5,122)	31,978
Unearned income	(85,513)	45,852
Net cash flows from operating activities	527,931	612,649

Cash flows from financing activities:
Distributions	(554,610)	(586,055)
Net cash flows from financing activities	(554,610)	(586,055)

Net change in cash	(26,679)	26,594

Cash, beginning of year	28,954	2,360

Cash, end of year	$2,275	$28,954

See accompanying notes to the financial statements.

6

JRECK HOLDINGS FRANCHISING OPERATIONS
(A CARVE‐OUT OF JRECK HOLDINGS, LLC)
NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2014 AND 2013

Note 1—Basis of presentation and summary of significant accounting policies

Nature of Business and Basis of Financial Statements – Jreck Holdings, LLC and its wholly owned subsidiaries (collectively the “Company”) is, among other things, a franchisor of Jreck Subs restaurants, a chain of quick- service restaurants specializing in submarine sandwiches, soups, and hot and cold side orders. At both September 30, 2014 and 2013, there were 38 franchised restaurants, all of which are located in New York State. Jreck Holdings, LLC was organized as a Limited Liability Company in New York on January 28, 2009, and maintains offices in Watertown, NY.

The Company’s accounts and records include the franchising operations of the Jreck Subs restaurants (the “Franchising Division”) as well as certain other investing and financing activities carried on for the benefit of the Company’s members and affiliates (the “Ancillary Operations”). The accompanying special purpose carve-out financial statements represent the financial position, results of operations and cash flows of the Franchising Division. Accordingly, all other Ancillary Operations of the Company are not included in the accompanying special purpose carve-out financial statements.

Certain expenses that relate to both the Ancillary Operations and the Franchising Division, are allocated, and management believes the allocations underlying the statements of operations are reasonable and appropriate under the circumstances. The expense allocations have been determined on a consistent basis, which management considers being a reasonable reflection of the utilization of services provided or the benefit received by the Franchising Division during the periods presented. However, the amounts recorded for these expense allocations are not necessarily representative of the amounts that would have been reflected in the financial statements had the Franchising Division been an entity that operated independently.

See Note 2 for further information regarding the relationships between the Franchising Division and related parties, including the basis for expense allocations between the Franchising Division and the Ancillary Operations included in the financial statements.

Accounts Receivable and Allowance for Doubtful Accounts – Accounts receivable are based on amounts billed to franchisees and amounts due from vendors for rebates. The Franchising Division extends credit to franchisees based on the terms stated in the respective franchise agreements and generally does not require collateral.

The Franchising Division provides an allowance for doubtful accounts, which is based upon review of outstanding receivables, historical collection information and existing economic conditions. Accounts receivable are ordinarily due upon the issuance of the invoice. Delinquent receivables are written off based on individual credit evaluation and specific circumstances of the franchisee. Management believes the allowance for doubtful accounts of $42,450 is adequate as of September 30, 2014. Management has determined no allowance for doubtful accounts was required as of September 30, 2013. However, actual delinquent receivables could exceed the established allowance for doubtful accounts.

Equipment – Equipment consists of bread pans to be used by an outside vendor on behalf of the franchisees and is recorded at cost less accumulated depreciation ($8,633 and $4,317 as of September 30, 2014 and 2013, respectively. Depreciation is computed using the straight line balance method over the estimated useful lives of the assets (7 years).

Long-lived Asset Impairment – The Franchising Division evaluates the recoverability of the carrying value of long-lived assets (equipment) whenever events or circumstances indicate the carrying amount may not be recoverable. No asset impairment was recognized during the years ended September 30, 2014 or 2013.

7

JRECK HOLDINGS FRANCHISING OPERATIONS
(A CARVE‐OUT OF JRECK HOLDINGS, LLC)
NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2014 AND 2013

Note 1—Basis of presentation and summary of significant accounting policies (continued)

Advertising Fund and Expenses – Under the terms of the franchise agreements, the Franchising Division bills and collects a weekly advertising fee from its franchisees (up to 2% of gross sales). The amounts billed and collected are restricted to pay for costs of preparing and producing various advertising  materials for the franchisees’ facilities. The Franchising Division records advertising fees received from franchisees as a reduction in marketing and advertising costs in the accompanying statements of operations. The Franchising Division expenses franchise development related advertising costs and expenses as those costs are incurred. Advertising expense was $62,638 and $23,986 (net of $82,650 and $86,040 in advertising fees collected from franchisees) during the years ended September 30, 2014 and 2013, respectively. The advertising monies spent in excess of the fees collected from the franchisees have not been recorded as an asset of the Franchising Division as these amounts will not be collected from the franchisees. In the event that the Franchising Division spent fewer funds than those collected, a liability would be recorded for the excess funds to be used in future periods.

Revenue Recognition – The Franchising Division receives fees for the granting of franchise rights, which is recognized as revenue when the Franchising Division receives a signed contract and has substantially performed all services required by the franchise agreement. Until such time, fees received are deferred and are recorded as unearned income in the accompanying balance sheets. There were no fees recognized for granting franchise rights for the years ended September 30, 2014 and 2013.

The franchise agreements provide for ongoing royalty payments, which are based upon specified percentages of gross sales (up to 6%). Such fees are recognized as earned in accordance with the specific terms of each agreement and to the extent collectability is reasonably assured. In exchange for its fees, a franchisee receives access to the Jreck Subs system comprised of distinctive signage, uniform standards, specifications and procedures, marketing programs, purchasing assistance, preferred vendor relationships, business, financial and operational analysis, training and assistance and the advertising fund, all of which may change from time to time at the Franchising Division’s discretion.

The Franchising Division recognizes revenue for rebates and incentives from preferred vendors when all requirements to receive the rebates and incentives have been satisfied. Rebates and incentives received, but not earned, are recorded in unearned income in the accompanying balance sheets.

Revenue related to advertising fees is recorded net of advertising expenses in the accompanying statements of operations.

Income Taxes – The Company has elected to be treated as a partnership for federal tax purposes. All income the Company generates is reported by its members on their individual tax returns. Accordingly, the Franchising Division is not subject to income taxes and has made no provision for income tax expense in the accompanying financial statements.

Management has evaluated the effect of the accounting standard related to accounting for uncertain income tax positions and has determined that the Franchising Division had no uncertain income tax positions that could have a significant effect on the financial statements as of and for the years ended September 30, 2014 and 2013. The Company’s income tax returns since 2010 are subject to examination by the Internal Revenue Service and state taxing authorities, generally for three years after the federal income tax returns were filed.

8

JRECK HOLDINGS FRANCHISING OPERATIONS
(A CARVE‐OUT OF JRECK HOLDINGS, LLC)
NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2014 AND 2013

Note 1—Basis of presentation and summary of significant accounting policies (continued)

Use of Estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires the Franchising Division’s management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

Subsequent Events – The Franchising Division has evaluated subsequent events through February 20, 2015 in connection with the preparation of these financial statements, which is the date the financial statements were available to be issued.

Note 2—Related‐party transactions and allocations

The Company transacts business with related parties and a portion of any related party expenses are allocated to the Franchising Division. The following summarizes the related party activity and allocations as of and for the years ended September 30, 2014 and 2013:

•
The Ancillary Operations make equity investments in several start-up ventures, which are funded through its joint bank account with the Franchising Division. As these investments do not relate to the Franchising Operations, these investments have not been accounted for or recorded in these carve-out financial statements. As of September 30, 2014 and 2013, total investments approximated $440,000 (unaudited) and $300,000 (unaudited), respectively. For purposes of these carve-out financial statements, all investments made during the years ended September 30, 2014 and 2013 were accounted for as distributions.

•
The Company has several notes payable to owners, directors, employees and affiliates of the Company. In addition, the Company has two notes payable to third party financing entities. For the purposes of these carve-out financial statements, these notes payable and related interest costs have not been recorded in the accompanying financial statements since these notes are not related to the Franchising Division’s operations.  Total indebtedness under these notes payable is approximately $1,671,000 and $1,557,000 (unaudited) as of September 30, 2014 and 2013, respectively. Total interest expense recognized by the Company for these notes payable was approximately $95,000 and $107,000 (unaudited) for the years ended September 30, 2014 and 2013, respectively.

•
The Company uses officers and shareholders of the Company for litigation support and other professional services. Total fees paid to these parties by the Company during the years ended September 30, 2014 and 2013 approximated $18,000 and $96,000, of which $14,000 and $72,000 has been allocated to the Franchising Division, respectively, based on management’s estimated costs incurred to support the Franchising Division and is included in professional fees in the accompanying statements of operations.

•
Certain related parties of the Company collectively own five franchised restaurants as of September 30, 2014 and 2013. Total royalty and service fees recognized from these stores approximated $51,000 for the year ended September 30, 2013. During 2014, the Company collected no royalty and service fees from these stores. During 2013, the Company collected no royalty and service fees from one of these stores.

9

JRECK HOLDINGS FRANCHISING OPERATIONS
(A CARVE‐OUT OF JRECK HOLDINGS, LLC)
NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2014 AND 2013

Note 2—Related party transactions and allocations (continued)

•
The Franchising Division provides a car allowance to various employees and directors. Total payments to these parties approximated $44,000 and $33,000 for the years ended September 30, 2014 and 2013, respectively, and is included in travel and entertainment in the accompanying statements of operations.

Certain assets, liabilities and expenses that relate to both the Ancillary Operations and Franchising Division are allocated by management. For both of the years ended September 30, 2014 and 2013, management believes the following allocations to be a reasonable reflection of the utilization of services provided, or the benefit received, by the Franchising Division during the periods presented:

Statement of Operations

•
Payroll and Benefits – Salaries and wages have been allocated based on management’s estimate of time spent by employee across the different components within the Company. The Company has allocated 75% of the salaries, benefits and other related costs to the Franchising Division. Salaries, benefits and other related costs that were allocated to the Franchising Division by the Company and included in the accompanying carve-out statements of operations approximated $170,000 and $204,000 for the years ended September 30, 2014 and 2013, respectively.

•
General and Administrative – The Company has allocated 75% of general and administrative costs of the Company to the Franchising Division based on management’s estimated costs incurred to support the Franchising Division. Total general and administrative costs that were allocated to the Franchising Division by the Company and included in the accompanying statements of operations approximated $94,000 and $148,000 for the years ended September 30, 2014 and 2013, respectively.

•
Travel and Entertainment – The Company has allocated 75% of travel and entertainment costs of the Company to the Franchising Division based on management’s estimated costs incurred to support the Franchising Division. Total travel and entertainment costs that were allocated to the Franchising Division by the Company and included in the accompanying statements of operations approximated $63,000 and $70,000 for the years ended September 30, 2014 and 2013, respectively.

•
Professional Fees – The Company has allocated 75% of professional fees of the Company to the Franchising Division based on management’s estimated costs incurred to support the Franchising Division. Total professional fees that were allocated to the Franchising Division by the Company and included in the accompanying statements of operations approximated $42,000 and $121,000 for the years ended September 30, 2014 and 2013, respectively.

•
Marketing and Advertising – The Company has allocated 100% of the marketing and development expenses related to the advertising fund (see Note 1) and 75% of general advertising and promotions expense of the Company to the Franchising Division based on management’s estimated costs incurred to support the Franchising Division. Total marketing and advertising costs that were allocated to the Franchising Division from the Company and included in the accompanying statements of operations approximated $63,000 and $24,000 for the years ended September 30, 2014 and 2013, respectively.

•	Depreciation Expense – Depreciation expense consists of expenses related solely to assets allocated to the Franchising Division.

•	Interest Expense – As previously discussed, no interest expense (or related indebtedness) of the Company has been allocated to the Franchising Division.

10

JRECK HOLDINGS FRANCHISING OPERATIONS
(A CARVE‐OUT OF JRECK HOLDINGS, LLC)
NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2014 AND 2013

Note 2—Related‐party transactions and allocations (continued)

•
Rent Expense – The Company rents office space under a non-cancellable operating lease agreement which expired in September 2014 (thereafter payable on a month-to-month basis) and 75% of the related lease expense is allocated to the Franchising Division from the Company based on management’s estimate of the portion of the office space used to support the Franchising Division. Total rent expense under all operating lease agreements allocated to the Franchising Division by the Company were approximately $16,000 and $33,000 for the years ended September 30, 2014 and 2013, respectively, and is included in general and administrative expenses in the accompany statements of operations.

Balance Sheet

•
Cash – The Franchising Division shares certain bank accounts with the Ancillary Operations. For purposes of these carve-out financial statements, all cash balances have been allocated to the Franchising Division.

•
Accounts Payable – The Company allocates accounts payable and accrued expenses between the Franchising Division and the Ancillary Operations based on the nature of the expense. Total accounts payable and accrued expenses of the Company approximated $163,000 and $131,000 as of September 30, 2014 and 2013, respectively. Accounts payable and accrued expenses attributable to the Franchising Division approximated $59,000 and $64,000 as of September 30, 2014 and 2013, respectively.

Note 3—Commitments and contingencies

Purchase Commitments – The Company entered into a five-year Primary Purchase and Distribution Agreement with an unrelated third party effective September 30, 2013, wherein the third party will serve as the Company’s primarily supplier of all dry, refrigerated and frozen food products and other related non-food products for all franchised restaurant locations. Under the terms of the agreement, each of the Company’s restaurants are required to place two orders per week with an overall average order size of $1,445 per delivery. In addition, the Company will receive a 2% purchasing incentive, to be paid on a quarterly basis. Upon execution of the agreement, the Company received an advance payment of the purchasing incentive of approximately $130,000, which was recorded by the Franchising Division as unearned income in the accompanying balance sheets.

General Litigation – The Company is subject to claims and lawsuits that arise primarily in the ordinary course of business. It is the opinion of management, the disposition or ultimate resolution of such claims and lawsuits will not have a material adverse effect on the financial position, results of operations and cash flows of the Franchising Division.

Debt Commitments – Virtually all assets of the Franchising Division (including the rights to receive future royalties) serve as collateral for certain debt obligations of the Company that total approximately $1,100,000 and
$1,050,000 (unaudited) at September 30, 2014 and 2013, respectively.

Note 4—Franchisee concentration

During the years ended September 30, 2014 and 2013, the Franchising Division recognized 56% and 51% of total royalty and service fees, respectively, from thirteen franchise locations owned by three different operators.

11

JRECK HOLDINGS FRANCHISING OPERATIONS

SPECIAL PURPOSE CARVE-OUT FINANCIAL STATEMENTS OF JRECK HOLDINGS, LLC.

March 31, 2015

JRECK HOLDINGS FRANCHISING OPERATIONS
(A CARVE-OUT OF JRECK HOLDINGS, LLC)

JRECK HOLDINGS FRANCHISING OPERATIONS
(A CARVE-OUT OF JRECK HOLDINGS, LLC)
CONDENSED BALANCE SHEETS

	March 31,	September 30,
	2015	2014
	(unaudited)
ASSETS
Current assets:
Cash	$1,534	$2,275
Accounts receivable, net	124,467	51,615
Total current assets	126,001	53,890

Equipment, net	15,106	17,266

Total assets	$141,107	$71,156

LIABILITIES AND DIVISIONAL EQUITY (DEFICIT)
Current liabilities:
Accounts payable and accrued expenses	$33,640	$58,999
Unearned income	33,555	75,079
Total current liabilities	67,195	134,078

Commitments and contingencies	-	-

Divisional Equity (Deficit)	73,912	(62,922)

Total liabilities and divisional equity (deficit)	$141,107	$71,156

See the accompanying notes to these unaudited condensed financial statements

3

JRECK HOLDINGS FRANCHISING OPERATIONS
(A CARVE-OUT OF JRECK HOLDINGS, LLC)
CONDENSED STATEMENTS OF OPERATIONS
(unaudited)

	Six months ended March 31,
	2015	2014
REVENUE:
Royalty and service fees	$350,776	$286,720
Rebate and incentive revenues	127,630	48,576
Total revenue	478,406	335,296

OPERATING EXPENSES:
Payroll and benefits	117,089	100,270
General and administrative	28,347	21,475
Travel and entertainment	34,488	20,386
Professional fees	28,089	23,193
Marketing and advertising	7,395	52,469
Depreciation	2,160	4,566
Total operating expenses	217,568	222,359

NET INCOME	$260,838	$112,937

See the accompanying notes to these unaudited condensed financial statements

4

JRECK HOLDINGS FRANCHISING OPERATIONS
(A CARVE-OUT OF JRECK HOLDINGS, LLC)
CONDENSED STATEMENT OF DIVISIONAL EQUITY (DEFICIT)
SIX MONTHS ENDED MARCH 31, 2015
(unaudited)

Divisional deficit, September 30, 2014	$(62,922)

Distributions	(124,004)

Net income	260,838

Divisional equity, March 31, 2015	$73,912

See the accompanying notes to these unaudited condensed financial statements

5

JRECK HOLDINGS FRANCHISING OPERATIONS
(A CARVE-OUT OF JRECK HOLDINGS, LLC)
CONDENSED STATEMENTS OF CASH FLOWS
(unaudited)

	Six months ended March 31,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$260,838	$112,937
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation expense	2,160	4,566
Changes in operating assets and liabilities:
Accounts receivable	(72,852)	(16,994)
Accounts payable	(25,359)	(36,413)
Unearned income	(41,524)	(84,189)
Net cash provided by (used in) operating activities	123,263	(20,093)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of equipment	-	(250)
Net cash used in investing activities	-	(250)

CASH FLOWS FROM FINANCING ACTIVITIES:
Contributions by parent	-	3,121
Distributions	(124,004)	-
Net cash (used in) provided by financing activities	(124,004)	3,121

Net (decrease) in cash	(741)	(17,222)

Cash, beginning of period	2,275	28,954
Cash, end of period	$1,534	$11,732

Supplemental disclosure of cash flow information:
Interest paid	$-	$-
Income taxes paid	$-	$-

Supplemental disclosure of non-cash investing and financing activities:	$-	$-

See the accompanying notes to these unaudited condensed financial statements

6

JRECK HOLDINGS FRANCHISING OPERATIONS
(A CARVE-OUT OF JRECK HOLDINGS, LLC)
NOTES TO CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2015
(unaudited)

NOTE 1 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business and Basis of Financial Statements

Jreck Holdings, LLC and its wholly owned subsidiaries (collectively the “Company”) is, among other things, a franchisor of Jreck Subs restaurants, a chain of quickservice restaurants specializing in submarine sandwiches, soups, and hot and cold side orders. At both September 30, 2014 and 2013, there were 38 franchised restaurants, all of which are located in New York State. Jreck Holdings, LLC was organized as a Limited Liability Company in New York on January 28, 2009, and maintains offices in Watertown, NY.

The Company’s accounts and records include the franchising operations of the Jreck Subs restaurants (the Franchising Division”) as well as certain other investing and financing activities carried on for the benefit of the Company’s members and affiliates (the “Ancillary Operations”). The accompanying special purpose carve-out financial statements represent the financial position, results of operations and cash flows of the Franchising Division. Accordingly, all other Ancillary Operations of the Company are not included in the accompanying special purpose carve-out financial statements.

Certain expenses that relate to both the Ancillary Operations and the Franchising Division, are allocated, and management believes the allocations underlying the statements of operations are reasonable and appropriate under the circumstances. The expense allocations have been determined on a consistent basis, which management considers being a reasonable reflection of the utilization of services provided or the benefit received by the Franchising Division during the periods presented. However, the amounts recorded for these expense allocations are not necessarily representative of the amounts that would have been reflected in the financial statements had the Franchising Division been an entity that operated independently.

See Note 2 for further information regarding the relationships between the Franchising Division and related parties, including the basis for expense allocations between the Franchising Division and the Ancillary Operations included in the financial statements.

The accompanying unaudited condensed financial statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The results of operations for the\six months ended March 31, 2015 are not necessarily indicative of the operating results that may be expected for the year ended September 30, 2015. These unaudited financial statements should be read in conjunction with the audited financial statements and notes thereto for the year ended September 30, 2014 included elsewhere in this Form 8-K.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are based on amounts billed to franchisees and amounts due from vendors for rebates. The Franchising Division extends credit to franchisees based on the terms stated in the respective franchise agreements and generally does not require collateral.

The Franchising Division provides an allowance for doubtful accounts, which is based upon review of outstanding receivables, historical collection information and existing economic conditions. Accounts receivable are ordinarily due upon the issuance of the invoice. Delinquent receivables are written off based on individual credit evaluation and specific circumstances of the franchisee. Management has determined no allowance for doubtful accounts of March 31, 2015. Management has determined an allowance for doubtful accounts was required as of September 30, 2014 of $42,450. However, actual delinquent receivables could exceed the established allowance for doubtful accounts.

7

JRECK HOLDINGS FRANCHISING OPERATIONS
(A CARVE-OUT OF JRECK HOLDINGS, LLC)
NOTES TO CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2015
(unaudited)
Equipment

Equipment consists of bread pans to be used by an outside vendor on behalf of the franchisees and is recorded at cost less accumulated depreciation ($15,109 and $21,582 as of March 31, 2015 and September 30, 2014, respectively. Depreciation is computed using the straight line balance method over the estimated useful lives of the assets (7 years).

Long-lived Asset Impairment

The Franchising Division evaluates the recoverability of the carrying value of long-lived assets (equipment) whenever events or circumstances indicate the carrying amount may not be recoverable. No asset impairment was recognized during the six months ended March 31, 2015 or 2014.

Advertising Fund and Expenses

Under the terms of the franchise agreements, the Franchising Division bills and collects a weekly advertising fee from its franchisees (up to 2% of gross sales). The amounts billed and collected are restricted to pay for costs of preparing and producing various advertising materials for the franchisees’ facilities. The Franchising Division records advertising fees received from franchisees as a reduction in marketing and advertising costs in the accompanying statements of operations. The Franchising Division expenses franchise development related advertising costs and expenses as those costs are incurred.  Advertising expense was $7,295 and $52,469 (net of $32,823 and $37,306 in advertising fees collected from franchisees) during the six months ended March 31, 2015 and 2014, respectively. The advertising monies spent in excess of the fees collected from the franchisees have not been recorded as an asset of the Franchising Division as these amounts will not be collected from the franchisees. In the event that the Franchising Division spent fewer funds than those collected, a liability would be recorded for the excess funds to be used in future periods.

Revenue Recognition

The Franchising Division receives fees for the granting of franchise rights, which is recognized as revenue when the Franchising Division receives a signed contract and has substantially performed all services required by the franchise agreement. Until such time, fees received are deferred and are recorded as unearned income in the accompanying balance sheets. There were no fees recognized for granting franchise rights for the six months ended March 31, 2015 and 2014.

The franchise agreements provide for ongoing royalty payments, which are based upon specified percentages of gross sales (up to 6%). Such fees are recognized as earned in accordance with the specific terms of each agreement and to the extent collectability is reasonably assured. In exchange for its fees, a franchisee receives access to the Jreck Subs system comprised of distinctive signage, uniform standards, specifications and procedures, marketing programs, purchasing assistance, preferred vendor relationships, business, financial and operational analysis, training and assistance and the advertising fund, all of which may change from time to time at the Franchising Division’s discretion.

The Franchising Division recognizes revenue for rebates and incentives from preferred vendors when all requirements to receive the rebates and incentives have been satisfied. Rebates and incentives received, but not earned, are recorded in unearned income in the accompanying balance sheets.

Revenue related to advertising fees is recorded net of advertising expenses in the accompanying statements of operations.

8

JRECK HOLDINGS FRANCHISING OPERATIONS
(A CARVE-OUT OF JRECK HOLDINGS, LLC)
NOTES TO CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2015
(unaudited)

Income Taxes

The Company has elected to be treated as a partnership for federal tax purposes. All income the Company generates is reported by its members on their individual tax returns. Accordingly, the Franchising Division is not subject to income taxes and has made no provision for income tax expense in the accompanying financial statements.

Management has evaluated the effect of the accounting standard related to accounting for uncertain income tax positions and has determined that the Franchising Division had no uncertain income tax positions that could have a significant effect on the financial statements as of and for the six months ended March 31, 2015 and 2014. The Company’s income tax returns since 2010 are subject to examination by the Internal Revenue Service and state taxing authorities, generally for three years after the federal income tax returns were filed.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the Franchising Division’s management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

NOTE 2 - RELATED PARTY TRANSACTIONS AND ALLOCATIONS

The Company transacts business with related parties and a portion of any related party expenses are allocated to the Franchising Division. The following summarizes the related party activity and allocations as of and for the six months ended March 31, 2015 and 2014:

•
The Ancillary Operations make equity investments in several start-up ventures, which are funded through its joint bank account with the Franchising Division. As these investments do not relate to the Franchising Operations, these investments have not been accounted for or recorded in these carve-out financial statements. As of March 31, 2015 and September 30, 2014, total investments approximated $555,000 and $440,000, respectively. For purposes of these carve-out financial statements, all investments made during the six months ended March 31, 2015 and 2014 were accounted for as distributions.

•
The Company has several notes payable to owners, directors, employees and affiliates of the Company. In addition, the Company has two notes payable to third party financing entities. For the purposes of these carve-out financial statements, these notes payable and related interest costs have not been recorded in the accompanying financial statements since these notes are not related to the Franchising Division’s operations. Total indebtedness under these notes payable is approximately $1,834,000 and $1,671,000 as of March 31, 2015 and September 30, 2014, respectively. Total interest expense recognized by the Company for these notes payable was approximately $0 and $0 for the six months ended March 31, 2015 and 2014, respectively.

•
The Company uses officers and shareholders of the Company for litigation support and other professional services. Total fees paid to these parties by the Company during the six months ended March 31, 2015 and 2014 approximated $11,552 and $10,475, of which $9,414 and $7,856 has been allocated to the Franchising Division, respectively, based on management’s estimated costs incurred to support the Franchising Division and is included in professional fees in the accompanying statements of operations.

•
Certain related parties of the Company collectively own one franchised restaurant as of March 31 2015 and September 30, 2014. Total royalty and service fees recognized from this store equal $0.00 for the six months ended March 31, 2015 and 2014.

•
The Franchising Division provides a car allowance to various employees and directors. Total payments to these parties approximated $20,570 and $15,881 for the six months ended March 31, 2015 and 2014, respectively, and is included in travel and entertainment in the accompanying statements of operations.

9

JRECK HOLDINGS FRANCHISING OPERATIONS
(A CARVE-OUT OF JRECK HOLDINGS, LLC)
NOTES TO CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2015
(unaudited)

Certain assets, liabilities and expenses that relate to both the Ancillary Operations and Franchising Division are allocated by management. For both of the six months ended March 31, 2015 and 2014, management believes the following allocations to be a reasonable reflection of the utilization of services provided, or the benefit received, by the Franchising Division during the periods presented:

Statement of Operations

•
Payroll and Benefits – Salaries and wages have been allocated based on management’s estimate of time spent by employee across the different components within the Company. The Company has allocated 75% of the salaries, benefits and other related costs to the Franchising Division. Salaries, benefits and other related costs that were allocated to the Franchising Division by the Company and included in the accompanying carve-out statements of operations approximated $117,000 and $1000,000 for the six months ended March 31, 2015 and 2014, respectively.

•
General and Administrative – The Company has allocated 75% of general and administrative costs of the Company to the Franchising Division based on management’s estimated costs incurred to support the Franchising Division. Total general and administrative costs that were allocated to the Franchising Division by the Company and included in the accompanying statements of operations approximated $28,000 and $21,000 for the six months ended March 31, 2015 and 2014, respectively.

•
Travel and Entertainment – The Company has allocated 75% of travel and entertainment costs of the Company to the Franchising Division based on management’s estimated costs incurred to support the Franchising Division. Total travel and entertainment costs that were allocated to the Franchising Division by the Company and included in the accompanying statements of operations approximated $34,000 and $20,000 for the six months ended March 31, 2015 and 2014, respectively.

•
Professional Fees – The Company has allocated 75% of professional fees of the Company to the Franchising Division based on management’s estimated costs incurred to support the Franchising Division. Total professional fees that were allocated to the Franchising Division by the Company and included in the accompanying statements of operations approximated $28,000 and $23,000 for the six months ended March 31, 2015 and 2014, respectively.

•
Marketing and Advertising – The Company has allocated 100% of the marketing and development expenses related to the advertising fund (see Note 1) and 75% of general advertising and promotions expense of the Company to the Franchising Division based on management’s estimated costs incurred to support the Franchising Division. Total marketing and advertising costs that were allocated to the Franchising Division from the Company and included in the accompanying statements of operations approximated $7,000 and $52,000 for the six months ended March 31, 2015 and 2014, respectively.

•	Depreciation Expense – Depreciation expense consists of expenses related solely to assets allocated to the Franchising Division.

•	Interest Expense – As previously discussed, no interest expense (or related indebtedness) of the Company has been allocated to the Franchising Division.

•
Rent Expense – The Company rents office space under a non-cancellable operating lease agreement which expired in September 2014 (thereafter payable on a month-to-month basis) and 75% of the related lease expense is allocated to the Franchising Division from the Company based on management’s estimate of the portion of the office space used to support the Franchising Division. Total rent expense under all operating lease agreements allocated to the Franchising Division by the Company were approximately $10,000 and $8,000 for the six months ended March 31, 2015 and 2014, respectively, and is included in general and administrative expenses in the Company statements of operations.

10

JRECK HOLDINGS FRANCHISING OPERATIONS
(A CARVE-OUT OF JRECK HOLDINGS, LLC)
NOTES TO CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2015
(unaudited)

Balance Sheet

•
Cash – The Franchising Division shares certain bank accounts with the Ancillary Operations. For purposes of these carve-out financial statements, all cash balances have been allocated to the Franchising Division.

•
Accounts Payable – The Company allocates accounts payable and accrued expenses between the Franchising Division and the Ancillary Operations based on the nature of the expense. Total accounts payable and accrued expenses of the Company approximated $139,000 and $163,000 as of March 31, 2015 and September 30, 2014, respectively. Accounts payable and accrued expenses attributable to the Franchising Division approximated $34,000 and $59,000 as of March 31, 2015 and September 30, 2014, respectively.

NOTE 3 - COMMITMENTS AND CONTINGENCIES

Purchase Commitments – The Company entered into a five-year Primary Purchase and Distribution Agreement with an unrelated third party effective September 30, 2013, wherein the third party will serve as the Company’s primarily supplier of all dry, refrigerated and frozen food products and other related non-food products for all franchised restaurant locations. Under the terms of the agreement, each of the Company’s restaurants are required to place two orders per week with an overall average order size of $1,445 per delivery. In addition, the Company will receive a 2% purchasing incentive, to be paid on a quarterly basis. Upon execution of the agreement, the Company received an advance payment of the purchasing incentive of approximately $130,000, which was recorded by the Franchising Division as unearned income in the accompanying balance sheets.

General Litigation – The Company is subject to claims and lawsuits that arise primarily in the ordinary course of business. It is the opinion of management, the disposition or ultimate resolution of such claims and lawsuits will not have a material adverse effect on the financial position, results of operations and cash flows of the Franchising Division.

Debt Commitments – Virtually all assets of the Franchising Division (including the rights to receive future royalties) serve as collateral for certain debt obligations of the Company that total approximately $1,100,000 and $1,100,000 at March 31, 2015 and September 30, 2014, respectively.

NOTE 4 - FRANCHISEE CONCENTRATION

During the six months ended March 31, 2015 and 2014, the Franchising Division recognized 56% and 51% of total royalty and service fees, respectively, from thirteen franchise locations owned by three different operators.

NOTE 5 - SUBSEQUENT EVENTS

The Franchising Division has evaluated subsequent events through May 5, 2015 in connection with the preparation of these financial statements, which is the date the financial statements were available to be issued.

On April 10, 2015, the Company entered into a Share Exchange Agreement (“the Agreement”) among Focus Franchising, Inc. (“Focus Franchising” and The New York Sub Company, Inc.    Prior the Agreement, the Jreck Holdings, LLC. contributed the Franchise Operations to Focus Franchising.  Subsequently and in full consideration of the 100% equity interest in Focus Franchising, The New York Sub Company, Inc. agreed to issue to the shareholder of Focus Franchising 15,000,000 common shares in the capital stock of our company. The 15,000,000 shares will constitute approximately 58% of our issued and outstanding securities upon completion of the transaction.   Closing of the transaction is subject to a number of conditions, including but not limited to satisfactory completion of due diligence by the parties before May 31, 2015.

11

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma condensed consolidated balance sheets at March 31, 2015 and January 31, 2015, and the unaudited pro forma condensed consolidated statements of operations for the six months ended and for the year ended September 30, 2014 and July 31, 2014, presented herein are based on the historical financial statements of New York Sub Company. (“New York Sub”) and Jreck Holding Franchising Operations (“Franchising Operations”) after giving effect to New York Sub’s acquisition of a majority of the Focus Franchising, Inc. common stock.   .

The unaudited condensed consolidated pro forma balance sheet data assume that the acquisition took place on March 31, 2015 and January 31, 2015 and consolidated unaudited consolidated balance sheets of Franchising Operations and New York Sub balance sheets.

The unaudited pro forma condensed consolidated statement of operations data, for the six months ended March 31, 2015 and January 31, 2015 combine the historical unaudited consolidated statement of operations of Franchising Operations and New York Sub. The unaudited pro forma condensed consolidated statement of operations data for the six months ended March 31, 2015 and January 31, 2015 give effect to the merger as if it occurred prior to April 1, 2014 and February 1, 2014. The unaudited pro forma condensed consolidated statement of operations data for the years ended September 30, 2014 and July 31, 2014 give effect to the merger as if it occurred on October 1, 2013 and August 1, 2013.

As a result of the Share Exchange Agreement, the acquisition will be accounted for as a reverse merger or recapitalization of the Company.  As such, Franchising Operations will be considered the acquirer for accounting purposes.

The unaudited pro forma condensed consolidated financial statements do not give effect to the potential impact of current financial conditions, regulatory matters or any anticipated synergies, operating efficiencies or cost savings that may be associated with the acquisition. The unaudited pro forma condensed consolidated financial data also do not include any integration costs, cost overlap or estimated future transaction costs, except for fixed contractual transaction costs that the companies expect to incur as a result of the acquisition.

The historical financial information has been adjusted to give effect to events that are directly attributable to the Acquisition, factually supportable and, with respect to the statements of operations, expected to have a continuing impact on the results of the combined company. These unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and accompanying notes of New York Sub and Franchising Operations (contained elsewhere in this Form 8-K), adjustments that are included in the following unaudited pro forma combined financial statements are described in Note 2 below, which includes the numbered notes that are marked in those financial statements.

NEW YORK SUB COMPANY
CONDENSED CONSOLIDATED PRO FORMA UNAUDITED BALANCE SHEET
(unaudited)

		Jreck Holdings
	New York Sub	Franchise
	Company	Operations	Pro Forma		Pro Forma
	January 31, 2015	March 31, 2015	Adjustments		Consolidated
ASSETS:
Current assets:
Cash	$-	$1,534	$-		$1,534
Accounts receivable	-	124,467	-		124,467
Total current assets	-	126,001	-		126,001

Equipment, net	-	15,106	-		15,106

Total assets	$-	$141,107	$-		$141,107

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$11,368	$33,640	$-		$45,008
Unearned income	-	33,555	-		33,555
Loans from related party	22,342	-	-		22,342
Total current liabilities	33,710	67,195	-		100,905

Stockholders' deficit:
Common stock, $0.001 par value, 1,500,000,000 shares authorized, 520,660,000 shares issued on a pro forma basis	220,660		300,000	(1)	520,660
Additional paid in capital	54,937		(54,937)	(1)	-
Common stock subscription	35,000				35,000
Accumulated deficit	(344,307)	73,912	(245,063)		(515,458)
Total stockholders' deficit	(33,710)	73,912	-		40,202

Total liabilities and stockholders' deficit	$-	$141,107	$-		$141,107

(1) To record issuance of 300,000,000 shares of Registrant's shares of common stock in exchange for all the outstanding equity of Jreck Holdings Franchising Operations

See notes to pro forma financial statements

2

NEW YORK SUB COMPANY
CONDENSED CONSOLIDATED PRO FORMA UNAUDITED STATEMENTS OF OPERATIONS
(unaudited)

	New York Sub	Jreck Holdings Franchise
	Company	Operations
	Six months ended	Six months ended	Pro Forma	Pro Forma
	January 31, 2015	March 31, 2015	Adjustments	Consolidated

Revenues:
Royalty and service fees	$-	$350,776	$-	$350,776
Rebate and incentive revenues	-	127,630	-	127,630
	-	478,406	-	478,406

Operating expenses:
Payroll and benefits	6,500	117,089	-	123,589
General and administrative	6,497	28,347	-	34,844
Travel and entertainment	-	34,488	-	34,488
Professional fees	17,500	28,089	-	45,589
Marketing and advertising	-	7,395	-	7,395
Depreciation	-	2,160	-	2,160
Total operating expenses	30,497	217,568	-	248,065

NET (LOSS) INCOME	$(30,497)	$260,838	$-	$230,341

Net (loss) income per shares, basic and diluted	(0.00)	0.00		0.00

Weighted average number of shares outstanding, basic and diluted	$221,388,261	$300,000,000		$521,388,261

See notes to pro forma financial statements

3

NEW YORK SUB COMPANY
CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
(unaudited)

	New York Sub	Jreck Holdings
	Company	Franchise Operations
	Year ended July 31,	Year ended September 30,	Pro Forma	Pro Forma
	2014	2014	Adjustments	Consolidated

Revenues:
Royalty and service fees	$-	$797,998	$-	$797,998
Rebate and incentive revenues	-	245,298	-	245,298
	-	1,043,296	-	1,043,296

Operating expenses:
Payroll and benefits	242,500	170,326	-	412,826
General and administrative	7,222	93,655	-	100,877
Travel and entertainment	-	63,047	-	63,047
Professional fees	10,832	41,571	-	52,403
Marketing and advertising	-	62,638	-	62,638
Depreciation	-	4,316	-	4,316
Total operating expenses	260,554	435,553	-	696,107

NET (LOSS) INCOME	$(260,554)	$607,743	$-	$347,189

Net (loss) income per shares, basic and diluted	(0.00)	0.00		0.00

Weighted average number of shares outstanding, basic and diluted	$220,706,580	$300,000,000		$520,706,580

See notes to pro forma financial statements

4

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. Pro Forma Adjustments

The pro forma condensed consolidated financial statements are based upon the historical consolidated financial statements of New York Sub Company, Inc. and Jreck Holdings Franchising Operations and certain adjustments which management believes are reasonable to give effect to the Acquisition. These adjustments are based upon currently available information and certain assumptions, and therefore the actual adjustments will likely differ from the pro forma adjustments. The pro forma condensed consolidated financial statements were prepared assuming the transaction is a reverse merger.

The following pro forma adjustments are included in the unaudited pro forma condensed consolidated balance sheet and statements of operations:

a.
The New York Sub Company, Inc. agreed to issue to the shareholder of Focus Franchising 15,000,000 common shares in the capital stock of our company. The 15,000,000 shares will constitute approximately 58% of our issued and outstanding securities upon completion of the transaction.

5